GABELLI 787 FUND, INC.
                       STATEMENT OF ADDITIONAL INFORMATION
                                  MARCH 1, 2010


                GABELLI ENTERPRISE MERGERS AND ACQUISITIONS FUND


This Statement of Additional Information (the "SAI"), which is not a prospectus, describes the Gabelli Enterprise Mergers and Acquisitions Fund (the "Fund"), the only series of Gabelli 787 Fund, Inc., a Maryland corporation (the "Corporation"). This SAI should be read in conjunction with the Fund's Prospectuses for Class A Shares, Class B Shares, Class C Shares, Class Y Shares, and Class AAA Shares, each dated March 1, 2010. This SAI is incorporated by reference in its entirety into the Fund's Prospectuses. Portions of the Fund's annual report to shareholders are incorporated by reference into this SAI. For a free copy of a Prospectus, or the Fund's annual report to shareholders, please contact the Fund at the address, telephone number, or Internet website printed below.


                              One Corporate Center
                            Rye, New York 10580-1422
                      Telephone 800-GABELLI (800-422-3554)
                                 www.gabelli.com


CLASS       TICKER SYMBOL
---------   -------------

AAA            EAAAX
A              EMAAX
B              EMABX
C              EMACX
Y              EMAYX


                                TABLE OF CONTENTS


GENERAL INFORMATION..........................      2
INVESTMENT STRATEGIES AND RISKS..............      2
INVESTMENT RESTRICTIONS......................     17
PORTFOLIO HOLDINGS INFORMATION...............     18
DIRECTORS AND OFFICERS.......................     19
CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS...     22
INVESTMENT ADVISORY AND OTHER SERVICES.......     23
THE DISTRIBUTOR..............................     28
DISTRIBUTION PLANS...........................     28
PORTFOLIO TRANSACTIONS AND BROKERAGE.........     31
PURCHASE AND PRICING OF SHARES...............     33
REDEMPTION OF SHARES.........................     35
DETERMINATION OF NET ASSET VALUE.............     35
DIVIDENDS, DISTRIBUTIONS, AND TAXES..........     36
DESCRIPTION OF THE FUND'S SHARES.............     39
FINANCIAL STATEMENTS.........................     40
APPENDIX A...................................    A-1

GENERAL INFORMATION

The Corporation is an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the "1940 Act"). The Corporation was incorporated in Maryland on March 26, 2007.


The Corporation currently consists of one fund -- the Gabelli Enterprise Mergers and Acquisitions Fund (the "Fund"). The Fund was formed on February 28, 2001, as a series of The Enterprise Group of Funds, Inc. and conducted business as a series of that corporation until September 20, 2007. On that date, the Fund reorganized into a newly-created series of the Corporation with the same name, investment objective, investment policies and investment restrictions. On July 8, 2008, the Board of Directors of the Corporation (the "Board") changed the Fund's name to Gabelli Enterprise Mergers and Acquisitions Fund. On November 17, 2009, the Board changed the Corporation's name to Gabelli 787 Fund, Inc. The information in the Prospectuses and this SAI regarding the Fund relating to periods prior to September 20, 2007, reflect the operations of the Fund while it was a series of The Enterprise Group of Funds, Inc. The Board is permitted to create additional funds. The assets of the Corporation received for the issue or sale of shares of the Fund and all income, earnings, profits and proceeds thereof, subject to the rights of creditors, are allocated to the Fund, and constitute the underlying assets of the Fund. The underlying assets of the Fund shall be charged with the liabilities and expenses attributable to the Fund, except that liabilities and expenses may be allocated to a particular class. Any general expenses of the Corporation shall be allocated between or among any one or more of its classes.


Each class of shares is offered under the Corporation's multi-class distribution system, which is designed to allow promotion of investments in the Corporation through alternative distribution channels. Class B shares are no longer available for new investments, except through reinvestment of dividends or capital gains and as otherwise set forth in the Class A, B, C, Y Shares Prospectus. Under the Corporation's multi-class distribution system, shares of each class of the Fund represent an equal pro rata interest in the Fund and, generally, will have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (a) each class shall have a different designation; (b) each class of shares shall bear its "Class Expenses"; (c) each class shall have exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution arrangements; (d) each class shall have separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class; (e) each class may have separate exchange privileges; and (f) each class may have different conversion features. Expenses currently designated as "Class Expenses" by the Board under the plan pursuant to Rule 18f-3 under the 1940 Act are currently limited to payments made to the Distributor for the Class AAA, Class A, B, and C shares pursuant to the Distribution Plans adopted pursuant to Rule 12b-1 under the 1940 Act with respect to those classes of shares.

Gabelli Funds, LLC is the Fund's investment adviser ("Gabelli Funds" or the "Adviser") and Gabelli & Company, Inc. is the Fund's distributor ("Gabelli & Company" or the "Distributor").

INVESTMENT STRATEGIES AND RISKS

The Fund invests primarily in equity securities of companies believed to be likely acquisition targets within 12 to 18 months.

Under normal circumstances, at least 65% of the net asset value ("NAV") of the Fund will be invested in equity securities. The Fund invests in securities that are traded on national securities exchanges and in the over-the-counter market. The Fund may invest its assets in foreign securities including those listed on a domestic or foreign securities exchange and including American Depositary Receipts ("ADRs") or European Depositary Receipts ("EDRs"). The Fund is non-diversified as that term is defined in the 1940 Act.

The Adviser seeks to limit excessive risk of capital loss by utilizing various investment strategies including investing in value oriented equity securities that should trade at a significant discount to the Adviser's assessment of their "private market value." Private market value is the value that informed investors would be willing to pay to acquire the entire company. The Fund may lend portfolio securities on a short-term or long-term basis up to 33 1/3% of its total assets, including collateral received for securities lent.

In general, securities of issuers which are the subject of a tender or exchange offer or merger, consolidation, liquidation or reorganization proposal sell at a premium to their historic market price immediately prior to the announcement of the offer or may also discount what the stated or appraised value of the security would be if the contemplated transaction were approved or consummated. Such investments may be advantageous when the discount significantly overstates the risk of the contingencies involved; significantly undervalues the securities, assets, or cash to be received by shareholders of the prospective portfolio company as a result of the contemplated transaction; or fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value.

ADDITIONAL INVESTMENT STRATEGIES AND RISKS

In addition to the Fund's principal investment strategies discussed in the Prospectuses, the Fund may engage in other types of investment strategies as further described below. The Fund may invest in or utilize any of these investment strategies and instruments or engage in any of these practices, except where otherwise prohibited by law or the Fund's own investment restrictions.

ASSET-BACKED SECURITIES. The Fund may invest in asset-backed securities. Asset-backed securities have structural characteristics similar to mortgage-backed securities, as discussed in more detail below. However, the underlying assets are not first lien mortgage loans or interests therein but include assets such as motor vehicle installment sales contracts, other installment sales contracts, home equity loans, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts or special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to a certain amount and for a certain time period by a letter of credit or pool insurance policy issued by a financial institution unaffiliated with the issuer, or other credit enhancements may be present. Certain collateral may be difficult to locate in the event of default and recoveries of depreciated or damaged collateral may not fully cover payments due on such collateral. If the Fund purchases asset-backed securities that are "subordinated" to other interests in the same pool of assets, the Fund, as a holder of those securities, may only receive payments after the pool's obligations to other investors have been satisfied. The subordinated securities may be more illiquid and less stable than other asset-backed securities.

BONDS. The Fund may invest in one or more types of bonds. Bonds are fixed or variable rate debt obligations, including bills, notes, debentures, money market instruments and similar instruments and securities. Mortgage- and asset-backed securities are types of bonds, and certain types of income-producing, non-convertible preferred stocks may be treated as bonds for investment purposes. Bonds generally are used by corporations, governments, and other issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Many preferred stocks and some bonds are "perpetual" in that they have no maturity date.

Bonds are subject to interest rate risk and credit risk. Interest rate risk is the risk that interest rates will rise and that, as a result, bond prices will fall, lowering the value of the Fund's investments in bonds. In general, bonds having longer durations are more sensitive to interest rate changes than are bonds with shorter durations. Credit risk is the risk that an issuer may be unable or unwilling to pay interest and/or principal on the bond. Credit risk can be affected by many factors, including adverse changes in the issuer's own financial condition or in economic conditions.

BRADY BONDS. The Fund may invest in Brady Bonds, which are fixed income securities created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by Nicholas F. Brady when he was the U.S. Secretary of the Treasury. Brady Bonds may be collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated) and they are actively traded in the over-the-counter secondary market. The Fund can invest in Brady Bonds only if they are consistent with quality specifications established from time to time by the Adviser to the Fund.

CREDIT RATINGS. Moody's Investors Service, Inc's ("Moody's"), Standard & Poor's Corporation's ("S&P") and other rating agencies are private services that provide ratings of the credit quality of bonds, including municipal bonds, and certain other securities. A description of the ratings assigned to commercial paper and corporate bonds by Moody's and S&P is included in Appendix A to this SAI. The process by which Moody's and S&P determine ratings for mortgage-backed securities includes consideration of the likelihood of the receipt by security holders of all distributions, the nature of the underlying assets, the credit quality of the guarantor, if any, and the structural, legal, and tax aspects associated with these securities. Not even the highest such rating represents an assessment of the likelihood that principal prepayments will be made by obligors on the underlying assets or the degree to which such prepayments may differ from that originally anticipated, nor do such ratings address the possibility that investors may suffer a lower than anticipated yield or that investors in such securities may fail to recoup fully their initial investment due to prepayments.

Credit ratings attempt to evaluate the safety of principal and interest payments, but they do not evaluate the volatility of a bond's value or its liquidity and do not guarantee the performance of the issuer. Rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial condition may be better or worse than the rating indicates. There is a risk that rating agencies may downgrade a bond's rating. Subsequent to a bond's purchase by the Fund, it may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Fund may use these ratings in determining whether to purchase, sell or hold a security. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, bonds with the same maturity, interest rate, and rating may have different market prices.

In addition to ratings assigned to individual bond issues, the Adviser will analyze interest rate trends and developments that may affect individual issuers, including factors such as liquidity, profitability, and asset quality. The yields on bonds are dependent on a variety of factors, including general money market conditions, general conditions in the bond market, the financial condition of the issuer, the size of the offering, the maturity of the obligation, and its rating. There is a wide variation in the quality of bonds, both within a particular classification and between classifications. An issuer's obligations under its bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of bond holders or other creditors of an issuer; litigation or other conditions may also adversely affect the power or ability of issuers to meet their obligations for the payment of interest and principal on their bonds.

CONVERTIBLE SECURITIES. The Fund may invest in convertible securities. A convertible security is a bond, preferred stock, or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest or dividends until the convertible security matures or is redeemed, converted, or exchanged. Convertible securities have unique investment characteristics in that they generally (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (2) are less subject to fluctuation in value than the underlying stock because they have fixed income characteristics and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer's common stock. However, the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into underlying common stock, or sell it to a third party.

CREDIT AND LIQUIDITY ENHANCEMENTS. The Fund may invest in securities that have credit or liquidity enhancements or may purchase these types of enhancements in the secondary market. Such enhancements may be structured as demand features that permit the Fund to sell the instrument at designated times and prices. These credit and liquidity enhancements may be backed by letters of credit or other instruments provided by banks or other financial institutions whose credit standing affects the credit quality of the underlying obligation. Changes in the credit quality of these financial institutions could cause losses to the Fund and affect its share price. The credit and liquidity enhancements may have conditions that limit the ability of the Fund to use them when the Fund wishes to do so.

DEPOSITARY RECEIPTS. The Fund may invest in portfolio Depositary Receipts. Depositary receipts exist for many foreign securities and are securities representing ownership interests in securities of foreign companies (an "underlying issuer") and are deposited with a securities depositary. Depositary receipts are not necessarily denominated in the same currency as the underlying securities. Depositary receipts include ADRs, Global Depositary Receipts ("GDRs"), EDRs and other types of depositary receipts (which, together with ADRs and EDRs, are hereinafter collectively referred to as "Depositary Receipts"). ADRs are dollar-denominated depositary receipts typically issued by a U.S. financial institution which evidence ownership interests in a security or pool of securities issued by a foreign issuer. ADRs are listed and traded in the U.S. GDRs, EDRs and other types of depositary receipts are typically issued by foreign banks or trust companies, although they also may be issued by U.S. financial institutions, and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation. Generally, depositary receipts in registered form are designed for use in the U.S. securities market and depositary receipts in bearer form are designed for use in securities markets outside the U.S. Although there may be more reliable information available regarding issuers of certain ADRs that are issued under so-called "sponsored" programs and ADRs do not involve foreign currency risks, ADRs and other depositary receipts are subject to the risks of other investments in foreign securities, as described directly above.

Depositary receipts may be "sponsored" or "unsponsored." Sponsored depositary receipts are established jointly by a depositary and the underlying issuer, whereas unsponsored depositary receipts may be established by a depositary without participation by the underlying issuer. Holders of an unsponsored depositary receipt generally bear all the costs associated with establishing the unsponsored depositary receipt. In addition, the issuers of the securities underlying unsponsored depositary receipts are not obligated to disclose material information in the U.S. and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the depositary receipts. For purposes of the Fund's investment policies, its investment in depositary receipts will be deemed to be investments in the underlying securities except as noted.

EQUITY SECURITIES. The Fund may invest in one or more types of equity securities. Equity securities include common stocks, most preferred stocks and securities that are convertible into them, including common stock purchase warrants and rights, equity interests in trusts, partnerships, joint ventures, or similar enterprises and depositary receipts. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation.

 The economic crisis that began to unfold in 2007 continues to manifest itself in nearly all areas of the U.S. economy and has caused dramatic volatility in the financial markets, as well as a significant decrease in the value of many financial institutions, including, in general, a decrease in the value of stocks and bonds. The U.S. government has taken a number of measures to attempt to restore stability to the financial markets and promote economic recovery. The measures have included various programs to stimulate the economic activity, to reform regulatory oversight, to advance various social goals and to provide relief to businesses and individuals suffering from the effects of the economic crisis. There is no guarantee that any of these programs or other efforts will be successful and therefore there is no guarantee that the financial markets or stock and bond values will stabilize in the near future.

Preferred stock has certain fixed income features, like a bond, but actually it is an equity security that is senior to a company's common stock. Convertible bonds may include debentures and notes that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Some preferred stock also may be converted into or exchanged for common stock. Depositary receipts typically are issued by banks or trust companies and evidence ownership of underlying equity securities.

While past performance does not guarantee future results, equity securities historically have provided the greatest long-term growth potential in a company. However, their prices generally fluctuate more than other securities and reflect changes in a company's financial condition and in overall market and economic conditions. Common stocks generally represent the riskiest investment in a company. It is possible that the Fund may experience a substantial or complete loss on an individual equity investment. While this is possible with bonds, it is less likely.

EURODOLLAR AND YANKEE DOLLAR OBLIGATIONS. The Fund may invest in Eurodollar and Yankee dollar obligations. Eurodollar bank obligations are U.S. dollar denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee dollar bank obligations are U.S. dollar-denominated obligations issued in the U.S. capital markets by foreign banks.

Eurodollar and Yankee dollar obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk, and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee dollar) obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across its borders. Other risks include adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes and the expropriation or nationalization of foreign issuers.

FOREIGN CURRENCY. The Fund may invest in securities denominated in foreign currencies, including the purchase of foreign currency on a spot (or cash) basis. A change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of the Fund's assets and income. In addition, although a portion of the Fund's investment income may be received or realized in such currencies, the Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the exchange rate for any such currency declines after the Fund's income has been earned and computed in U.S. dollars but before conversion and payment, the Fund could be required to liquidate portfolio securities to make such distributions.

Currency exchange rates may be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, by currency controls or political developments in the U.S. or abroad. The Fund may also invest in the following types of foreign currency transactions:

      FORWARD FOREIGN CURRENCY TRANSACTIONS. The Fund also may invest in forward foreign currency exchange contracts ("forward contract"). Forward contracts involve an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward contract generally has no margin deposit requirement, and no commissions are charged at any stage for trades.

The Fund may enter into forward contracts for a variety of purposes in connection with the management of the foreign securities portion of its portfolio. The Fund's use of such contracts will include, but not be limited to, the following situations.

First, when the Fund enters into a contract for the purchase or sale of a security denominated in or exposed to a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transactions, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

Second, when the Fund's Adviser believes that one currency may experience a substantial movement against another currency, including the U.S. dollar, it may enter into a forward contract to sell or buy the amount of the former foreign currency, approximating the value of some or all of the Fund's portfolio securities denominated in or exposed to such foreign currency. Alternatively, where appropriate, the Fund may hedge all or part of its foreign currency exposure through the use of a basket of currencies, multinational currency units or a proxy currency where such currency or currencies act as an effective proxy for other currencies. In such a case, the Fund may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in or exposed to such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in the Fund.

The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the diversification strategies. However, the Adviser to the Fund believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Fund will be served.

The Fund may enter into forward contracts for any other purpose consistent with the Fund's investment objective and program. However, the Fund will not enter into a forward contract, or maintain exposure to any such contract(s), if the amount of foreign currency required to be delivered thereunder would exceed the Fund's holdings of liquid securities and currency available for cover of the forward contract(s). In determining the amount to be delivered under a contract, the Fund may net offsetting positions.

At the maturity of a forward contract, the Fund may sell the portfolio security and make delivery of the foreign currency, or it may retain the security and either extend the maturity of the forward contract (by "rolling" that contract forward) or may initiate a new forward contract. If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency.

Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund will convert foreign currencies to U.S. dollars and vice versa from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference ("spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

      FOREIGN CURRENCY OPTIONS, FOREIGN CURRENCY FUTURES CONTRACTS, AND OPTIONS ON FUTURES. The Fund may also purchase and sell foreign currency futures contracts and may purchase and write exchange-traded call and put options on foreign currency futures contracts and on foreign currencies. The Fund may purchase or sell exchange-traded foreign currency options, foreign currency futures contracts, and related options on foreign currency futures contracts as a hedge against possible variations in foreign exchange rates. The Fund will write options on foreign currency or on foreign currency futures contracts only if they are "covered." A put on a foreign currency or on a foreign currency futures contract written by the Fund will be considered "covered" if, so long as the Fund is obligated as the writer of the put, it segregates either on its records or with the Fund's custodian cash or other liquid securities equal at all times to the aggregate exercise price of the put. A call on a foreign currency or on a foreign currency futures contract written by the Fund will be considered "covered" only if the Fund segregates either on its records or with the Fund's custodian cash or other liquid securities with a value equal to the face amount of the option contract and denominated in the currency upon which the call is written. Option transactions may be effected to hedge the currency risk on non-U.S. dollar-denominated securities owned by the Fund, sold by the Fund but not yet delivered or anticipated to be purchased by the Fund. As an illustration, the Fund may use such techniques to hedge the stated value in U.S. dollars of an investment in a Japanese yen-denominated security. In these circumstances, the Fund may purchase a foreign currency put option enabling it to sell a specified amount of yen for dollars at a specified price by a future date. To the extent the hedge is successful, a loss in the value of the dollar relative to the yen will tend to be offset by an increase in the value of the put option.

      OVER THE COUNTER OPTIONS ON FOREIGN CURRENCY TRANSACTIONS. The Fund may invest in over-the-counter options on foreign currency transactions. The Fund may invest in over-the-counter options on foreign currency transactions only with financial institutions that have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. The Fund may only enter into forward contracts on currencies in the over-the-counter market. The Adviser may engage in these transactions to protect against uncertainty in the level of future exchange rates in connection with the purchase and sale of portfolio securities ("transaction hedging") and to protect the value of specific portfolio positions ("position hedging"). Certain differences exist between foreign currency hedging instruments. Foreign currency options provide the holder the right to buy or to sell a currency at a fixed price on or before a future date. Listed options are third-party contracts (performance is guaranteed by an exchange or clearing corporation) which are issued by a clearing corporation, traded on an exchange and have standardized prices and expiration dates. Over-the-counter options are two-party contracts and have negotiated prices and expiration dates. A futures contract on a foreign currency is an agreement between two parties to buy and sell a specified amount of the currency for a set price on a future date. Futures contracts and listed options on futures contracts are traded on boards of trade or futures exchanges. Options traded in the over-the-counter market may not be as actively traded as those on an exchange, so it may be more difficult to value such options. In addition, it may be difficult to enter into closing transactions with respect to options traded over-the-counter.

Hedging transactions involve costs and may result in losses. The Fund may also write covered call options on foreign currencies to offset some of the costs of hedging those currencies. The Fund will engage in over-the-counter options transactions on foreign currencies only when appropriate exchange traded transactions are unavailable and when, in the Adviser's opinion, the pricing mechanism and liquidity are satisfactory and the participants are responsible parties likely to meet their contractual obligations. The Fund's ability to engage in hedging and related option transactions may be limited by tax considerations.

Transactions and position hedging do not eliminate fluctuations in the underlying prices of the securities which the Fund owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in the value of such currency.

The Fund will not speculate in foreign currency options, futures, or related options. Accordingly, the Fund will not hedge a currency substantially in excess of the market value of the securities denominated in that currency which it owns or the expected acquisition price of securities which it anticipates purchasing.

FOREIGN SECURITIES. The Fund also may invest in other types of foreign securities or engage in the certain types of transactions related to foreign securities, such as Brady Bonds, Canadian Time Deposits, Depositary Receipts, Eurodollar and Yankee Dollar Obligations, and Foreign Currency Transactions, including forward foreign currency transactions, foreign currency options and foreign currency futures contracts, and options on futures. Further information about these instruments and the risks involved in their use are contained under the description of each of these instruments in this section.

Foreign investments involve certain risks that are not present in domestic securities. For example, foreign securities may be subject to currency risks or to foreign government taxes that reduce their attractiveness. There may be less information publicly available about a foreign issuer than about a U.S. issuer, and a foreign issuer is not generally subject to uniform accounting, auditing, and financial reporting standards and practices comparable to those in the U.S. Other risks of investing in such securities include political or economic instability in the country involved, the difficulty of predicting international trade patterns, and the possibility of imposition of exchange controls. The prices of such securities may be more volatile than those of domestic securities. With respect to certain foreign countries, there is a possibility of expropriation of assets or nationalization, imposition of withholding taxes on dividend or interest payments, difficulty in obtaining and enforcing judgments against foreign entities or diplomatic developments which could affect investment in these countries. Losses and other expenses may be incurred in converting between various currencies in connection with purchases and sales of foreign securities. Based on investment policies of the Fund it is not expected that the Fund will be eligible to pass through to shareholders any credits or deductions for U.S. federal income tax purposes with respect to any withholding taxes on dividend or interest payments by foreign taxing authorities.

Foreign stock markets are generally not as developed or efficient as, and may be more volatile than, those in the U.S. While growing in volume, they usually have substantially less volume than U.S. markets the Fund's investment securities may be less liquid and subject to more rapid and erratic price movements than securities of comparable U.S. companies. Equity securities may trade at price/earnings multiples higher than comparable U.S. securities and such levels may not be sustainable. There is generally less government supervision and regulation of foreign stock exchanges, brokers, banks, and listed companies abroad than in the U.S. Moreover, settlement practices for transactions in foreign markets may differ from those in U.S. markets. Such differences may include delays beyond periods customary in the U.S. and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a "failed settlement," which can result in losses to the Fund.

The value of foreign investments and the investment income derived from them may also be affected unfavorably by changes in currency exchange control regulations. Although the Fund will invest only in securities denominated in foreign currencies that are fully exchangeable into U.S. dollars without legal restriction at the time of investment, there can be no assurance that currency controls will not be imposed subsequently. In addition, the value of foreign fixed income investments may fluctuate in response to changes in U.S. and foreign interest rates.

Foreign brokerage commissions, custodial expenses, and other fees are also generally higher than for securities traded in the U.S. Consequently, the overall expense ratios of international or global funds are usually somewhat higher than those of typical domestic stock funds.

Moreover, investments in foreign government debt securities, particularly those of emerging market country governments, involve special risks. Certain emerging market countries have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties, and extreme poverty and unemployment. See "Emerging Market Securities" below for additional risks.

Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing a security, even one denominated in U.S. dollars. Dividend and interest payments will be repatriated based on the exchange rate at the time of disbursement, and restrictions on capital flows may be imposed.

In less liquid and well developed stock markets, such as those in some Eastern European, Southeast Asian, and Latin American countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect stock prices and, therefore, share prices. Additionally, investments in emerging market regions or the following geographic regions are subject to more specific risks, as discussed below.

      EMERGING MARKET SECURITIES. The Fund may invest up to 5% of its net assets in emerging market securities. Such investments involve special risks. The economies, markets, and political structures of a number of the emerging market countries in which the Fund can invest do not compare favorably with the U.S. and other mature economies in terms of wealth and stability. Therefore, investments in these countries may be riskier, and will be subject to erratic and abrupt price movements. Some economies are less well developed and less diverse (for example, Latin America, Eastern Europe, and certain Asian countries) and more vulnerable to the ebb and flow of international trade, trade barriers, and other protectionist or retaliatory measures. Similarly, many of these countries, particularly in Southeast Asia, Latin America, and Eastern Europe, are grappling with severe inflation or recession, high levels of national debt, currency exchange problems, and government instability. Investments in countries that have recently begun moving away from central planning and state-owned industries toward free markets, such as the Eastern European or Chinese economies, should be regarded as speculative.

Certain emerging market countries have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. The issuer or governmental authority that controls the repayment of an emerging market country's debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A debtor's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, and, in the case of a government debtor, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, and the political constraints to which a government debtor may be subject. Government debtors may default on their debt and may also be dependent on expected disbursements from foreign governments, multilateral agencies, and others abroad to reduce principal and interest arrearages on their debt. Holders of government debt may be requested to participate in the rescheduling of such debt and to extend further loans to government debtors.

If such an event occurs, the Fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign government fixed income securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government debt obligations in the event of default under their commercial bank loan agreements.

The economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, and balance of payments position. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been, and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they trade.

Investing in emerging market countries may entail purchasing securities issued by or on behalf of entities that are insolvent, bankrupt, in default or otherwise engaged in an attempt to reorganize or reschedule their obligations, and in entities that have little or no proven credit rating or credit history. In any such case, the issuer's poor or deteriorating financial condition may increase the likelihood that the investing fund will experience losses or diminution in available gains due to bankruptcy, insolvency, or fraud.

      EASTERN EUROPEAN AND RUSSIAN SECURITIES. The economies of Eastern European countries are currently suffering both from the stagnation resulting from centralized economic planning and control and the higher prices and unemployment associated with the transition to market economics. Unstable economic and political conditions may adversely affect security values. Upon the accession to power of Communist regimes approximately 50 years ago, the governments of a number of Eastern European countries expropriated a large amount of property. The claims of many property owners against those governments were never finally settled. In the event of the return to power of the Communist Party, there can be no assurance that the Fund's investments in Eastern Europe would not be expropriated, nationalized, or otherwise confiscated.

The registration, clearing and settlement of securities transactions involving Russian issuers are subject to significant risks not normally associated with securities transactions in the U.S. and other more developed markets. Ownership of equity securities in Russian companies is evidenced by entries in a company's share register (except where shares are held through depositories that meet the requirements of the 1940 Act) and the issuance of extracts from the register or, in certain limited cases, by formal share certificates. However, Russian share registers are frequently unreliable and the Fund could possibly lose its registration through oversight, negligence, or fraud. Moreover, Russia lacks a centralized registry to record shares and companies themselves maintain share registers. Registrars are under no obligation to provide extracts to potential purchasers in a timely manner or at all and are not necessarily subject to effective state supervision. In addition, while registrars are liable under law for losses resulting from their errors, it may be difficult for the Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. For example, although Russian companies with more than 1,000 shareholders are required by law to employ an independent company to maintain share registers, in practice, such companies have not always followed this law. Because of this lack of independence of registrars, management of a Russian company may be able to exert considerable influence over who can purchase and sell the company's shares by illegally instructing the registrar to refuse to record transactions on the share register. Furthermore, these practices could cause a delay in the sale of Russian securities by the Fund if the company deems a purchaser unsuitable, which may expose the Fund to potential loss on its investment.

In light of the risks described above, the Board has approved certain procedures concerning the Fund's investments in Russian securities. Among these procedures is a requirement that the Fund will not invest in the securities of a Russian company unless that issuer's registrar has entered into a contract with the Fund's custodian containing certain protective conditions, including, among other things, the custodian's right to conduct regular share confirmations on behalf of the Fund. This requirement will likely have the effect of precluding investments in certain Russian companies that the Fund would otherwise make.

      PACIFIC BASIN REGION. Many Asian countries may be subject to a greater degree of social, political, and economic instability than is the case in the U.S. and European countries. Such instability may result from (i) authoritarian governments or military involvement in political and economic decision-making;
(ii) popular unrest associated with demands for improved political, economic and, social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries and (v) ethnic, religious, and racial disaffection.

The economies of most of the Asian countries are heavily dependent on international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners, principally, the U.S., Japan, China, and the European Community. The enactment by the U.S. or other principal trading partners of protectionist trade legislation, reduction of foreign investment in the local economies and general declines in the international securities markets could have a significant adverse effect upon the securities markets of the Asian countries.

The securities markets in Asia are substantially smaller, less liquid and more volatile than the major securities markets in the U.S. A high proportion of the shares of many issuers may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment by the Fund. Similarly, volume and liquidity in the bond markets in Asia are less than in the U.S. and, at times, price volatility can be greater than in the U.S. A limited number of issuers in Asian securities markets may represent a disproportionately large percentage of market capitalization and trading value. The limited liquidity of securities markets in Asia may also affect the Fund's ability to acquire or dispose of securities at the price and time it wishes to do so. In addition, the Asian securities markets are susceptible to being influenced by large investors trading significant blocks of securities.

Many stock markets are undergoing a period of growth and change which may result in trading volatility and difficulties in the settlement and recording of transactions, and in interpreting and applying the relevant law and regulations. With respect to investments in the currencies of Asian countries, changes in the value of those currencies against the U.S. dollar will result in corresponding changes in the U.S. dollar value of the Fund's assets denominated in those currencies.

      CHINA COMPANIES. Investing in China, Hong Kong, and Taiwan involves a high degree of risk and special considerations not typically associated with investing in other more established economies, or securities markets. Such risks may include: (a) the risk of nationalization or expropriation of assets or confiscatory taxation; (b) greater social, economic and political uncertainty (including the risk of war); (c) dependency on exports and the corresponding importance of international trade; (d) the increasing competition from Asia's other low-cost emerging economies; (e) greater price volatility, substantially less liquidity and significantly smaller market capitalization of securities markets, particularly in China; (f) currency exchange rate fluctuations and the lack of available currency hedging instruments; (g) higher rates of inflation;
(h) controls on foreign investment and limitations on repatriation of invested capital and on the Fund's ability to exchange local currencies for U.S. dollars;
(i) greater governmental involvement in and control over the economy; (j) the risk that the Chinese government may decide not to continue to support the economic reform programs implemented since 1978 and could return to the prior, completely centrally planned, economy; (k) the fact that China companies, particularly those located in China, may be smaller, less seasoned and newly-organized companies; (1) the difference in, or lack of, auditing and financial reporting standards which may result in unavailability of material information about issuers, particularly in China; (m) the fact that statistical information regarding the economy of China may be inaccurate or not comparable to statistical information regarding the U.S. or other economies; (n) the less extensive, and still developing, regulation of the securities markets, business entities and commercial transactions; (o) the fact that the settlement period of securities transactions in foreign markets may be longer; (p) the willingness and ability of the Chinese government to support the Chinese and Hong Kong economies and markets is uncertain; (q) the risk that it may be more difficult, or impossible, to obtain and/or enforce a judgment than in other countries; (r) the rapidity and erratic nature of growth, particularly in China, resulting in inefficiencies and dislocations; and (s) the risk that, because of the degree of interconnectivity between the economies and financial markets of China, Hong Kong, and Taiwan, any sizable reduction in the demand for goods from China, or an economic downturn in China, could negatively affect the economies and financial markets of Hong Kong and Taiwan, as well.

Investment in China, Hong Kong, and Taiwan is subject to certain political risks. Following the establishment of the People's Republic of China by the Communist Party in 1949, the Chinese government renounced various debt obligations incurred by China's predecessor governments, which obligations remain in default, and expropriated assets without compensation. There can be no assurance that the Chinese government will not take similar action in the future. An investment in the Fund involves risk of a total loss. The political reunification of China and Taiwan is a highly problematic issue and is unlikely to be settled in the near future. This situation poses a threat to Taiwan's economy and could negatively affect its stock market. China has committed by treaty to preserve Hong Kong's autonomy and its economic, political, and social freedoms for fifty years from the July 1, 1997 transfer of sovereignty from Great Britain to China. However, if China would exert its authority so as to alter the economic, political, or legal structures or the existing social policy of Hong Kong, investor and business confidence in Hong Kong could be negatively affected, which in turn could negatively affect markets and business performance.

FORWARD COMMITMENTS, WHEN-ISSUED, AND DELAYED DELIVERY SECURITIES. The Fund may invest in forward commitments, when-issued, and delayed delivery securities. Forward commitments, including "TBA" (to be announced), when-issued and delayed delivery transactions arise when securities are purchased by a fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price or yield to the Fund at the time of entering into the transaction. However, the price of or yield on a comparable security available when delivery takes place may vary from the price of or yield on the security at the time that the forward commitment or when-issued or delayed delivery transaction was entered into. Agreements for such purchases might be entered into, for example, when the Fund anticipates a decline in interest rates and is able to obtain a more advantageous price or yield by committing currently to purchase securities to be issued later. When the Fund purchases securities on a forward commitment, when-issued, or delayed delivery basis it does not pay for the securities until they are received, and the Fund is required to designate the segregation, either on the records of the Adviser or with the Corporation's custodian, of cash or other liquid securities in an amount equal to or greater than, on a daily basis, the amount of the Fund's forward commitments, when-issued or delayed delivery commitments, or to enter into offsetting contracts for the forward sale of other securities it owns. Forward commitments may be considered securities in themselves and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Fund's other assets. Where such purchases are made through dealers, the Fund relies on the dealer to consummate the sale. The dealer's failure to do so may result in the loss to the Fund of an advantageous yield or price.

The Fund will only enter into forward commitments and make commitments to purchase securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities. However, the Fund may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy. Forward commitments and when-issued and delayed delivery transactions are generally expected to settle within 120 days from the date the transactions are entered into, although the Fund may close out its position prior to the settlement date by entering into a matching sales transaction.

Although the Fund does not intend to make such purchases for speculative purposes and intend to adhere to the policies of the SEC, purchases of securities on such a basis may involve more risk than other types of purchases. For example, by committing to purchase securities in the future, the Fund subjects itself to a risk of loss on such commitments as well as on its portfolio securities. Also, the Fund may have to sell assets which have been set aside in order to meet redemptions. In addition, if the Fund determines it is advisable as a matter of investment strategy to sell the forward commitment or when-issued or delayed delivery securities before delivery, the Fund may incur a gain or loss because of market fluctuations since the time the commitment to purchase such securities was made. Any such gain or loss would be treated as a capital gain or loss for tax purposes. When the time comes to pay for the securities to be purchased under a forward commitment or on a when-issued or delayed delivery basis, the Fund will meet its obligations from the then available cash flow or the sale of securities, or, although it would not normally expect to do so, from the sale of the forward commitment or when-issued or delayed delivery securities themselves (which may have a value greater or less than the Fund's payment obligation).

ILLIQUID SECURITIES OR NON-PUBLICLY TRADED SECURITIES. The Fund may invest in illiquid securities or non-publicly traded securities. The inability of the Fund to dispose of illiquid or not readily marketable investments readily or at a reasonable price could impair the Fund's ability to raise cash for redemptions or other purposes. The liquidity of securities purchased by the Fund which are eligible for resale pursuant to Rule 144A will be monitored by the Fund's Adviser on an ongoing basis, subject to the oversight of the Adviser. In the event that such a security is deemed to be no longer liquid, the Fund's holdings will be reviewed to determine what action, if any, is required to ensure that the retention of such security does not result in the Fund having more than 15% of its net assets invested in illiquid or not readily marketable securities.

Rule 144A Securities will be considered illiquid and therefore subject to the Fund's limit on the purchase of illiquid securities unless the Board or its delegates determines that the Rule 144A Securities are liquid. In reaching liquidity decisions, the Board and its delegates may consider, inter alia, the following factors: (i) the unregistered nature of the security; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security and (v) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer).

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "1933 Act"), securities which are otherwise not readily marketable, and repurchase agreements having a maturity of longer than seven days. Securities that have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the 1933 Act including repurchase agreements, commercial paper, foreign securities, municipal securities, and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

INSURED BANK OBLIGATIONS. The Fund may invest in insured bank obligations. The Federal Deposit Insurance Corporation ("FDIC") insures the deposits of federally insured banks and savings and loan associations (collectively referred to as "banks") up to $250,000. The Fund may purchase bank obligations which are fully insured as to principal by the FDIC. Currently, to remain fully insured as to principal, these investments must be limited to $250,000 per bank; if the principal amount and accrued interest together exceed $250,000, the excess accrued interest will not be insured. Insured bank obligations may have limited marketability. Unless the Board determines that a readily available market exists for such obligations, the Fund will treat such obligations as subject to the limit for illiquid investments for the Fund unless such obligations are payable at principal amount plus accrued interest on demand or within seven days after demand.

INVESTMENT COMPANY SECURITIES. The Fund may invest in investment company securities. Investment company securities are securities of other open-end or closed-end investment companies. Except for so-called fund-of-funds, the 1940 Act generally prohibits a fund from acquiring more than 3% of the outstanding voting shares of an investment company and limits such investments to no more than 5% of the Fund's total assets in any one investment company and no more than 10% in any combination of investment companies. The 1940 Act further prohibits a fund from acquiring in the aggregate more than 10% of the outstanding voting shares of any registered closed-end investment company. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but the total return on such investments at the investment company level may be reduced by the operating expenses and fees of such other investment companies, including advisory fees.

      EXCHANGE TRADED FUNDS. Exchange traded funds ("ETFs") are a type of investment company security bought and sold on a securities exchange. An ETF generally represents a portfolio of securities designed to track a particular market index. The Fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile, and ETFs have management fees which increase their costs.

      PASSIVE FOREIGN INVESTMENT COMPANIES. Passive foreign investment companies ("PFICs") have been the only or primary way to invest in foreign countries that limit, or prohibit, all direct foreign investment in the securities of companies domiciled therein. However, the governments of some countries have authorized the organization of investment funds to permit indirect foreign investment in such securities. In addition to bearing their proportionate share of the Fund's expenses (management fees and operating expenses), shareholders will also indirectly bear similar expenses of such entities. Like other foreign securities, interests in PFICs also involve the risk of foreign securities, as described above.


INVESTMENT GRADE SECURITIES. The Fund may invest in investment grade securities. Investment grade securities are rated in one of the four highest rating categories by Moody's or S&P, comparably rated by another rating agency or, if unrated, determined by the Adviser to be of comparable quality. Securities with the lower investment grade ratings, while normally exhibiting adequate protection parameters, have speculative characteristics. This means that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher rated debt securities.


MASTER DEMAND NOTES. The Fund may invest in variable amount master demand notes. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payees of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. Since there is no secondary market for these notes, the Adviser, subject to the overall review of the Fund's Directors, monitors the financial condition of the issuers to evaluate their ability to repay the notes.

MORTGAGE-BACKED OR MORTGAGE-RELATED SECURITIES. The Fund may invest in mortgage-backed and mortgage-related securities. A mortgage-backed security may be an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. The Fund may invest in collateralized mortgage obligations ("CMOs") and stripped mortgage-backed securities that represent a participation in, or are secured by, mortgage loans. Some mortgage-backed securities, such as CMOs, make payments of both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties.

CMOs may be issued by a U.S. government agency or instrumentality or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the U.S. government or its agencies or instrumentalities, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. government, its agencies, or instrumentalities or any other person or entity. Prepayments could cause early retirement of CMOs. CMOs are designed to reduce the risk of prepayment for investors by issuing multiple classes of securities (or "tranches"), each having different maturities, interest rates, and payment schedules, and with the principal and interest on the underlying mortgages allocated among the several classes in various ways. Payment of interest or principal on some classes or series of CMOs may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOs of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with the earliest maturities generally will be retired prior to their maturities. Thus, the early retirement of particular classes or series of a CMO held by the Fund would have the same effect as the prepayment of mortgages underlying other mortgage-backed securities. Conversely, slower than anticipated prepayments can extend the effective maturities of CMOs, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of a fund that invests in CMOs.

The value of mortgage-backed securities may change due to shifts in the market's perception of issuers. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Non-government mortgage-backed securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage-backed securities have yield and maturity characteristics corresponding to the underlying assets. Certain mortgage-backed securities may include securities backed by pools of mortgage loans made to "subprime" borrowers or borrowers with blemished credit histories. The underwriting standards for subprime loans are more flexible than the standards generally used by banks for borrowers with non-blemished credit histories with regard to the borrowers' credit standing and repayment history. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity, when the entire principal amount comes due, payments on certain mortgage-backed securities include both interest and a partial repayment of principal. Besides the scheduled repayment of principal, repayments of principal may result from the voluntary prepayment, refinancing, or foreclosure of the underlying mortgage loans.

Mortgage-backed securities are subject to prepayment risk. Prepayment, which occurs when unscheduled or early payments are made on the underlying mortgages, may shorten the effective maturities of these securities and may lower their returns. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in early payment of the applicable mortgage-related securities. In that event, the Fund may be unable to invest the proceeds from the early payment of the mortgage-related securities in an investment that provides as high a yield as the mortgage-related securities. Consequently, early payment associated with mortgage-related securities may cause these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed-income securities. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage, and other social and demographic conditions. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-related securities. During periods of rising interest rates, the rate of mortgage prepayments usually decreases, thereby tending to increase the life of mortgage-related securities. In addition, the risk of default by borrowers is greater during times of rising interest rates and/or unemployment rates. Moreover, the risk of default is generally higher in the case of mortgage pools that include subprime mortgages. If the life of a mortgage-related security is inaccurately predicted, the Fund may not be liable to realize the rate of return it expected.

Mortgage-backed securities are less effective than other types of securities as a means of "locking in" attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. Prepayments may cause losses on securities purchased at a premium. At times, some of the mortgage-backed securities in which the Fund may invest will have higher than market interest rates and, therefore, will be purchased at a premium above their par value. Unscheduled prepayments, which are made at par, will cause the Fund to experience a loss equal to any unamortized premium.

Stripped mortgage-backed securities are created when a U.S. government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The securities may be issued by agencies or instrumentalities of the U.S. government and private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks, and special purpose entities of the foregoing. Stripped mortgage-backed securities are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of mortgage loans. The holder of the "principal-only" security ("PO") receives the principal payments made by the underlying mortgage-backed security, while the holder of the "interest-only" security ("IO") receives interest payments from the same underlying security. The Fund may invest in both the IO class and the PO class. The prices of stripped mortgage-backed securities may be particularly affected by changes in interest rates. The yield to maturity on an IO class of stripped mortgage-backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. As interest rates fall, prepayment rates tend to increase, which tends to reduce prices of IOs and increase prices of POs. Rising interest rates can have the opposite effect.

CMOs can also be in the form of "Floaters" -- where the coupon rate floats in the same direction as interest rates and "Inverse Floaters" -- where the coupon rate floats in the opposite direction as interest rates. Floaters and Inverse Floaters are extremely sensitive to the rise and fall in interest rates. The coupon rate on these securities is based on various benchmarks, such as LIBOR ("London Inter-Bank Offering Rate") and the 11th District cost of funds index (the base rate). The coupon rate on Floaters can be affected by a variety of terms. Floaters and Inverse Floaters can be reset at fixed intervals over the life of the Floater or Inverse Floater, float with a spread to the base rate or be a certain percentage rate minus a certain base rate. Some Floaters and Inverse

Floaters have floors below which the interest rate cannot be reset and/or ceilings above which the interest rate cannot be reset. The coupon rate and/or market value of Floaters tend to move in the same direction as the base rate while the coupon rate and/or market value of Inverse Floaters tend to move in the opposite direction from the base rate.

Prepayments may also result in losses on stripped mortgage-backed securities. A rapid rate of principal prepayments may have a measurable adverse effect on the Fund's yield to maturity to the extent it invests in IOs. If the assets underlying the IO experience greater than anticipated prepayments of principal, the Fund may fail to recoup fully its initial investments in these securities. Conversely, POs tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting the Fund's ability to buy or sell those securities at any particular time.

MUNICIPAL SECURITIES. The Fund may invest in municipal securities ("municipals"), which are debt obligations issued by or on behalf of local and state governments, territories and possessions of the U.S., including the District of Columbia, and their political sub-divisions, agencies and instrumentalities that provide interest income that is exempt from federal income tax. Municipals include both municipal bonds (those securities with maturities of five years or more) and municipal notes (those with maturities of less than five years). Municipal bonds are issued for a wide variety of reasons: to construct public facilities, such as airports, highways, bridges, schools, hospitals, mass transportation, streets, water and sewer works; to obtain funds for operating expenses; to refund outstanding municipal obligations; and to loan funds to various public institutions and facilities. Certain private activity bonds are also considered municipal bonds if their interest is exempt from federal income tax. Private activity bonds are issued by or on behalf of public authorities to obtain funds for various privately operated manufacturing facilities, housing, sports arenas, convention centers, airports, mass transportation systems and water, gas or sewer works. Private activity bonds are ordinarily dependent on the credit quality of a private user, not the public issuer.

OPTIONS AND FUTURES TRANSACTIONS. The Fund may use a variety of financial instruments that derive their value from the value of one or more underlying assets, reference rates or indices ("Derivative Instruments"), including certain options, futures contracts (sometimes referred to as "futures"), options on futures contracts, and swap transactions. The Fund may enter into transactions involving one or more types of Derivative Instruments under which the full value of its portfolio is at risk. Under normal circumstances, however, the Fund's use of these instruments will place at risk a much smaller portion of its assets. The particular Derivative Instruments that may be used by the Fund are described below.

The Fund might not use any Derivative Instruments or derivative strategies, and there can be no assurance that using any strategy will succeed. If the Fund is incorrect in its judgment on market values, interest rates, or other economic factors in using a Derivative Instrument or strategy, the Fund may have lower net income and a net loss on the investment.

      OPTIONS ON SECURITIES. A call option is a short-term contract pursuant to which the purchaser of the option, in return for a premium, has the right to buy the security underlying the option at a specified price at any time during the term of the option, at specified times or at the expiration of the option, depending on the type of option involved. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option during the option term, to deliver the underlying security against payment of the exercise price. The Fund may purchase call options that may or may not be listed on a national exchange and issued by the Options Clearing Corporation. Similarly, the Fund may write call options that are listed on national securities exchanges or are available in the over-the-counter market through primary broker-dealers. A put option is a similar contract that gives its purchaser, in return for a premium, the right to sell the underlying security at a specified price during the option term, at specified times or at the expiration of the option, depending on the type of option involved. The writer of the put option, who receives the premium, has the obligation, upon exercise of the option during the option term, to buy the underlying security at the exercise price.

      OPTIONS ON SECURITIES INDICES. A securities index assigns relative values to the securities included in the index and fluctuates with changes in the market values of those securities. A securities index option operates in the same way as a more traditional securities option, except that exercise of a securities index option is effected with cash payment and does not involve delivery of securities. Thus, upon exercise of a securities index option, the purchaser will realize, and the writer will pay, an amount based on the difference between the exercise price and the closing price of the securities index.

      SECURITIES INDEX FUTURES CONTRACTS. A securities index futures contract is a bilateral agreement pursuant to which one party agrees to accept, and the other party agrees to make, delivery of an amount of cash equal to a specified dollar amount times the difference between the securities index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made. Generally, contracts are closed out prior to the expiration date of the contract.

      INTEREST RATE FUTURES CONTRACTS. Interest rate futures contracts are bilateral agreements pursuant to which one party agrees to make, and the other party agrees to accept, delivery of a specified type of debt security at a specified future time and at a specified price. Although such futures contracts by their terms call for actual delivery or acceptance of bonds, in most cases the contracts are closed out before the settlement date without the making or taking of delivery.

      OPTIONS ON FUTURES CONTRACTS. Options on futures contracts are similar to options on securities, except that an option on a futures contract gives the purchaser the right, in return for the premium, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell a security, at a specified price at any time during the option term. Upon exercise of the option, the delivery of the futures position to the holder of the option will be accompanied by delivery of the accumulated balance that represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the future. The writer of an option, upon exercise, will assume a short position in the case of a call and a long position in the case of a put.

REAL ESTATE INVESTMENT TRUSTS. The Fund may invest in securities issued by real estate investment trusts ("REITs"). Risks associated with investments in securities of REITs include: decline in the value of real estate; risks related to general and local economic conditions; overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income; changes in neighborhood values; the appeal of properties to tenants; and increases in interest rates. In addition, equity REITs may be affected by changes in the values of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of credit extended. REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income and net gains under the Internal Revenue Code of 1986, as amended ("Code"), and to maintain exemption from the 1940 Act. If an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REITs could end up holding the underlying real estate.

REPURCHASE AGREEMENTS. The Fund may invest in repurchase agreements, which are transactions in which the Fund purchases securities or other obligations from a bank or securities dealer (or its affiliate) and simultaneously commits to resell them to a counterparty at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased obligations. The Fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special "triparty" custodian or sub-custodian that maintains separate accounts for both the Fund and its counterparty. Thus, the obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by such obligations.

Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. If their value becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that at all times the collateral is at least equal to the repurchase price plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the obligations and the price that was paid by the Fund upon acquisition is accrued as interest and included in its net investment income. Repurchase agreements involving obligations other than U.S. government securities (such as commercial paper and corporate bonds) may be subject to special risks and may not have the benefit of certain protections in the event of the counterparty's insolvency. If the seller or guarantor becomes insolvent, the Fund may suffer delays, costs and possible losses in connection with the disposition of collateral. The Fund intends to enter into repurchase agreements only in transactions with counter-parties believed by the Adviser to present minimum credit risks.

SECURITIES LOANS. The Fund may lend securities to brokers, dealers, or other institutional investors needing to borrow securities to complete certain transactions. In connection with such loans, the Fund remains the owner of the loaned securities and continues to be entitled to payments in amounts equal to the interest, dividends, or other distributions payable on loaned securities. The Fund has the right to terminate a loan at any time. The Fund does not have the right to vote on securities while they are on loan, but the Fund's Adviser may attempt to terminate loans in time to vote those proxies the Adviser has determined are material to the Fund's interests. The Fund has the right to call each loan and obtain the securities on one standard settlement period's notice or, in connection with the securities trading on foreign markets, within such longer period for purchases and sales of such securities in such foreign markets. The Fund will receive collateral consisting of cash, U.S. government securities, letters of credit or such other collateral as may be permitted under the Fund's investment program and applicable law, which will be maintained at all times in an amount at least equal to 100% of the current market value of the loaned securities. If the collateral consists of cash, the Fund will reinvest the cash and pay the borrower a pre-negotiated fee or "rebate" from any return earned on investment. If the collateral consists of a letter or credit or securities, the borrower will pay the Fund a loan premium fee. The Fund may participate in securities lending programs operated by financial institutions, which act as lending agents ("Lending Agent"). The Lending Agent will receive a percentage of the total earnings of the Fund derived from lending the Fund's securities. Should the borrower of securities fail financially, the Fund may experience delays in recovering the loaned securities or in exercising its rights in the collateral. Loans will be made only to firms judged by the Adviser, with the approval of the Board, to be of good financial standing. Additional risks include the possible decline of the value of the securities acquired with cash collateral. The Fund seeks to minimize this risk by limiting the investment of cash collateral to high quality instruments with short maturities, repurchase agreements, money market funds, or similar private investment vehicles.

SHORT SALES. The Fund may enter into a "short sale." A "short sale" is the sale by the Fund of a security which has been borrowed from a third party on the expectation that the market price will drop. The Fund generally will only engage in covered short sales. In a covered short sale, the Fund either (1) enters into a "short sale" of securities in circumstances in which, at the time the short position is open, the Fund owns an equal amount of the securities sold short or owns preferred stocks or debt securities, convertible or exchangeable without payment of further consideration, into an equal number of securities sold short (also known as a short sale "against the box"), or (2) designates on the records of the Adviser or with the Corporation's custodian, cash, U.S. government securities, or other liquid securities in an amount equal to the market value of the securities sold short. A short sale may be entered into by the Fund to, for example, lock in a sale price for a security the Fund does not wish to sell immediately. For a short sale against the box, the Fund will designate the segregation, either on its records or with the Corporation's custodian, of the securities sold short or convertible or exchangeable preferred stocks or debt securities sold in connection with short sales against the box. The Fund will endeavor to offset transaction costs associated with short sales with the income from the investment of the cash proceeds.

SHORT TERM INVESTMENTS. The Fund may invest in various types of U.S. government securities and high-quality short-term debt securities with remaining maturities of one year or less ("money market instruments"). This type of short-term investment is made to provide liquidity for the purchase of new investments and to effect redemptions of shares. The money market instruments in which the Fund may invest include but are not limited to: government obligations, certificates of deposit, bankers' acceptances, commercial paper, short-term corporate securities, and repurchase agreements. The Fund may invest in both foreign and domestic money market instruments, including foreign currency, foreign time deposits, and foreign bank acceptances.


SMALL COMPANY SECURITIES. The Fund may invest in the securities of smaller capitalization companies. Investing in securities of small companies may involve greater risks since these securities may have limited marketability and, thus, may be more volatile. Because smaller companies normally have fewer shares outstanding than larger companies, it may be more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. In addition, small companies often have limited product lines, markets, or financial resources and are typically subject to greater changes in earnings and business prospects than are larger, more established companies. There is typically less publicly available information concerning smaller companies than for larger, more established ones, and smaller companies may be dependent for management on one or a few key persons. Therefore, an investment in this Fund may involve a greater degree of risk than an investment in other funds that seek capital appreciation by investing in better known, larger companies.


SWAPS. The Fund may invest in swap contracts, which are derivatives in the form of a contract or other similar instrument, which is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified index and agreed upon notional amount. The term "specified index" includes, but is not limited to, currencies, fixed interest rates, prices and total return on interest rate indices, fixed income indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices). For example, the Fund may agree to swap the return generated by a fixed income index for the return generated by a second fixed income index. The currency swaps in which the Fund may enter will generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount.

The Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by designating the segregation, either on its records or with the Corporation's custodian, of cash or other liquid assets, to avoid any potential leveraging of the Fund. To the extent that the net amounts owed to a swap counterparty are covered with such liquid assets, the Adviser believes such obligations do not constitute "senior securities" under the 1940 Act and, accordingly, the Adviser will not treat them as being subject to a fund's borrowing restrictions. The Fund may enter into OTC swap transactions with counterparties that are approved by the Adviser in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings.

The swaps in which the Fund may engage may include instruments under which one party pays a single or periodic fixed amount(s) (or premium), and the other party pays periodic amounts based on the movement of a specified index. Swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments the Fund is contractually obligated to make. If the other party to a swap defaults, the Fund's risk of loss consists of the net amount of payments that the Fund contractually is entitled to receive. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Certain swap transactions involve more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than traditional swap transactions.

The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of market values, interest rates, and currency exchange rates, the investment performance of the Fund would be less favorable than it would have been if this investment technique were not used.

TIME DEPOSITS AND VARIABLE RATE NOTES. The Fund may invest in fixed time deposits, whether or not subject to withdrawal penalties; however, investment in such deposits which are subject to withdrawal penalties, other than overnight deposits, are subject to the limits on illiquid securities.

The commercial paper obligations which the Fund may buy are unsecured and may include variable rate notes. The nature and terms of a variable rate note (I.E., the "Master Note") permit the Fund to invest fluctuating amounts at varying rates of interest pursuant to a direct arrangement between the Fund as lender and the issuer as borrower. It permits daily changes in the amounts borrowed. The Fund has the right at any time to increase, up to the full amount stated in the note agreement, or to decrease the amount outstanding under the note. The issuer may prepay at any time and without penalty any part of or the full amount of the note. The note may or may not be backed by one or more bank letters of credit. Because these notes are direct lending arrangements between the Fund and the issuer, it is not generally contemplated that they will be traded; moreover, there is currently no secondary market for them. The Fund has no limitations on the type of issuer from whom these notes will be purchased; however, in connection with such purchase and on an ongoing basis, the Adviser will consider the earning power, cash flow, and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously.

U.S. GOVERNMENT SECURITIES. The Fund may invest in U.S. government securities, which include direct obligations of the U.S. Treasury (such as Treasury bills, notes or bonds) and obligations issued or guaranteed as to principal and interest (but not as to market value) by the U.S. government, its agencies, or its instrumentalities. U.S. government securities include mortgage-backed securities issued or guaranteed by government agencies or government sponsored enterprises. Other U.S. government securities may be backed by the full faith and credit of the U.S. government or supported primarily or solely by the creditworthiness of the government-related issuer or, in the case of mortgage-backed securities, by pools of assets.

U.S. government securities also include separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury, which are traded independently under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury.

Treasury inflation-indexed securities ("TIIS") are Treasury bonds on which the principal value is adjusted daily in accordance with changes in the Consumer Price Index. Interest on TIIS is payable semi-annually on the adjusted principal value. The principal value of TIIS would decline during periods of deflation, but the principal amount payable at maturity would not be less than the original par amount. If inflation is lower than expected while the Fund holds TIIS, the Fund may earn less on the TIIS than it would on conventional Treasury bonds. Any increase in the principal value of TIIS is taxable in the year the increase occurs, even though holders do not receive cash representing the increase at that time. See "Taxation -- Taxation of Fund Operations" below.

WARRANTS. The Fund may invest in warrants and similar securities. Warrants are securities permitting, but not obligating, holders to subscribe for other securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

ZERO-COUPON BONDS. The Fund may invest in zero-coupon bonds. Zero-coupon bonds are issued at a significant discount from their principal amount "original issue discount" or "OID" and pay interest only at maturity rather than at intervals during the life of the security. The value of zero-coupon bonds is subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest in cash currently. Zero-coupon bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently. Even though such bonds do not pay current interest in cash, the Fund is nonetheless required to accrue as interest income each year a portion of the OID on such investments and to distribute such accrued amounts at least annually to its shareholders. See "Taxation -- Taxation of Fund Operations" below. Thus, the Fund could be required, at times, to liquidate other investments in order to satisfy its distribution requirements.

PORTFOLIO TURNOVER. The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as "portfolio turnover." High portfolio turnover may result from the strategies of the Adviser or when one Adviser replaces another, necessitating changes in the portfolio it manages. Portfolio turnover may vary significantly from year to year due to a variety of factors, including a fluctuating volume of shareholder purchase and redemption orders, market conditions, changes in the Adviser's investment outlook or changes in the Adviser(s) managing the Fund. A high turnover rate (100% or more) increases transaction costs (e.g., brokerage commissions) which must be borne by the Fund and its shareholders and increases realized gains and losses. The Fund's annual portfolio turnover rate will not be a factor preventing a sale or purchase when the Adviser believes investment considerations warrant such sale or purchase. Portfolio turnover may also vary greatly within a particular year. The sale of the Fund's securities may result in the recognition of capital gain or loss. Given the frequency of sales, any such net gain may be short-term capital gain, the distribution of which to the Fund's shareholders would, unlike long-term capital gain, be taxable as ordinary income.

The portfolio turnover rate of the Fund cannot be accurately predicted. Nevertheless, the annual portfolio turnover rate of the Fund is expected to exceed 100%. A 100% portfolio turnover rate would occur, for example, if all the securities in the Fund's investment portfolio were replaced once in a period of one year. During 2007, 2008, and 2009, the Fund's portfolio turnover rate was 216%, 130%, and 97%, respectively


INVESTMENT RESTRICTIONS

FUNDAMENTAL RESTRICTIONS

The Fund has adopted certain investment restrictions that are fundamental and may not be changed without approval by a "majority" vote of the Fund's shareholders. Such majority is defined in the 1940 Act as the lesser of: (i) 67% or more of the voting securities of the Fund present in person or by proxy at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Fund. Set forth below are each of the Fundamental restrictions adopted by the Fund.

      The Fund will not:

      (1) Issue senior securities or borrow money or pledge its assets, except as permitted by the 1940 Act and the rules and regulations promulgated thereunder, as each may be amended from time to time except to the extent that the Fund may be permitted to do so by exemptive order, Securities and Exchange Commission ("SEC") release, no-action letter or similar relief or interpretations (collectively, the "1940 Act Laws, Interpretations and Exemptions"). For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, reverse repurchase agreements, dollar rolls, short sales, derivative and hedging transactions such as interest rate swap transactions, and collateral arrangements with respect thereto, and obligations of the Fund to Directors pursuant to deferred compensation arrangements are not deemed to be a pledge of assets or the issuance of a senior security.

      (2) Buy or sell real estate, except that investment in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported or secured by interests in real estate are not subject to this limitation, and except that the Fund may exercise rights relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

      (3) Buy or sell physical commodities or contracts involving physical commodities. In accordance with the Fund's investment strategies as reflected in its Prospectuses and SAI, the Fund may purchase and sell (i) derivative, hedging, and similar instruments such as financial futures contracts and options thereon, and (ii) securities or instruments backed by, or the return from which is linked to, physical commodities or currencies, such as forward currency exchange contracts, and the Fund may exercise rights relating to such instruments, including the right to enforce security interests and to hold physical commodities and contracts involving physical commodities acquired as a result of the Fund's ownership of instruments supported or secured thereby until they can be liquidated in an orderly manner.

      (4) Purchase any security if, as a result 25% or more of the Fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry, except for temporary defensive purposes, and except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities.

      (5) Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

      (6) Make loans, except as permitted by the 1940 Act Laws, Interpretations and Exemptions. The acquisition of bonds, debentures, other debt securities or instruments, repurchase agreements, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances, or instruments similar to any of the foregoing will not be considered the making of a loan, and is permitted if consistent with the Fund's investment objective.

For purposes of Investment Restriction 4, the Fund relies on Bloomberg Economic Sectors Classification System in determining industry classification. The Fund's reliance on this classification system is not a fundamental policy of the Fund and, therefore, can be changed without shareholder approval.

Whenever any fundamental investment policy or investment restriction states a maximum percentage of the Fund's assets, it is intended that, if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total asset values will not be considered a violation of such policy. However, if the Fund's asset coverage for borrowings permitted by Investment Restriction 1 falls below 300%, the Fund will take prompt action to reduce its borrowings, as required by the 1940 Act Laws, Interpretations and Exemptions.

NON-FUNDAMENTAL RESTRICTIONS

The following investment restrictions apply generally to the Fund, unless otherwise indicated but are non-fundamental. They may be changed for the Fund by the Board and without a vote of the Fund's shareholders.

      The Fund may not:

      (1) purchase securities of other investment companies, except to the extent permitted by the 1940 Act and the rules and orders thereunder and except that this limitation does not apply to securities received or acquired as dividends, through offers of exchange, or as a result of reorganization, consolidation, or merger.

      (2) Invest in securities which are subject to legal or contractual restrictions on resale or are otherwise not readily salable, if at the time of acquisition more than 15% of the Fund's assets would be invested in such securities.

PORTFOLIO HOLDINGS INFORMATION

Employees of the Adviser and its affiliates will often have access to information concerning the portfolio holdings of the Fund. The Corporation and the Adviser have adopted policies and procedures that require all employees to safeguard proprietary information of the Fund, which includes information relating to the Fund's portfolio holdings as well as portfolio trading activity of the Adviser with respect to the Fund (collectively, "Portfolio Holdings Information"). In addition, the Corporation and the Adviser have adopted policies and procedures providing that Portfolio Holdings Information may not be disclosed except to the extent that it is (a) made available to the general public by posting on the Fund's website or filed as part of a required filing on Form N-Q or N-CSR, or (b) provided to a third party for legitimate business purposes or regulatory purposes, that has agreed to keep such data confidential under terms approved by the Adviser's legal department or outside counsel, as described below. The Adviser will examine each situation under (b) with a view to determine that release of the information is in the best interest of the Fund and its shareholders and, if a potential conflict between the Adviser's interests and the Fund's interests arises, to have such conflict resolved by the Chief Compliance Officer of the Corporation or those Directors who are not considered to be "interested persons" of the Corporation, as defined in the 1940 Act (the "Independent Directors"). These policies further provide that no officer of the Corporation or employee of the Adviser shall communicate with the media about the Fund without obtaining the advance consent of the Chief Executive Officer, Chief Operating Officer, or General Counsel of the Adviser.

Under the foregoing policies, the Fund may disclose Portfolio Holdings Information in the circumstances outlined below. Disclosure generally may be either on a monthly or quarterly basis with no time lag in some cases and with a time lag of up to 60 days in other cases (with the exception of proxy voting services which require a regular download of data):

      (1) To regulatory authorities in response to requests for such information and with the approval of the Chief Compliance Officer of the Corporation;

      (2) To mutual fund rating and statistical agencies and to persons performing similar functions where there is a legitimate business purpose for such disclosure and such entity has agreed to keep such data confidential until at least it has been made public by the Adviser;

      (3) To service providers of the Fund, as necessary for the performance of their services to the Fund and to the Board, where such entity has agreed to keep such data confidential until at least it has been made public by the Adviser. The Fund's current service providers that may receive such information are its administrator, sub-administrator, custodian, independent registered public accounting firm, legal counsel, and financial printers;

      (4) To firms providing proxy voting and other proxy services provided such entity has agreed to keep such data confidential until at least it has been made public by the Adviser;

      (5) To certain broker-dealers, investment advisers, and other financial intermediaries for purposes of their performing due diligence on the Fund and not for dissemination of this information to their clients or use of this information to conduct trading for their clients. Disclosure of Portfolio Holdings Information in these circumstances requires the broker-dealer, investment adviser, or financial intermediary to agree to keep such information confidential until at least it has been made public by the Adviser and is further subject to prior approval of the Chief Compliance Officer of the Corporation and shall be reported to the Board at the next quarterly meeting; and

      (6) To consultants for purposes of performing analysis of the Fund, which analysis may be used by the consultant with its clients or disseminated to the public, provided that such entity shall have agreed to keep such information confidential until at least it has been made public by the Adviser.

As of the date of this SAI, the Fund makes information about its portfolio securities available to its administrator, sub-administrator, custodian and proxy voting service on a daily basis, with no time lag, to its typesetter on a quarterly basis with a ten day time lag, to its financial printers on a quarterly basis with a forty-five day time lag, and to its independent registered public accounting firm and legal counsel on an as needed basis with no time lag. The names of the Fund's administrator, custodian, independent registered public accounting firm and legal counsel are set forth in this SAI. The Fund's proxy voting service is Broadridge Financial Solutions, Inc. Bowne provides typesetting services for the Fund, and the Fund selects from a number of financial printers who have agreed to keep such information confidential until at least it has been made public by the Adviser.

Other than these arrangements with the Fund's service providers and proxy voting service, the Fund has no ongoing arrangements to make available information about the Fund's portfolio securities prior to such information being disclosed in a publicly available filing with the SEC that is required to include the information.

Disclosures made pursuant to a confidentiality agreement are subject to periodic confirmation by the Chief Compliance Officer of the Corporation that the recipient has utilized such information solely in accordance with the terms of the agreement. Neither the Corporation, nor the Adviser, nor any of the Adviser's affiliates will accept on behalf of itself, its affiliates, or the Corporation any compensation or other consideration in connection with the disclosure of portfolio holdings of the Fund. The Board will review such arrangements annually with the Corporation's Chief Compliance Officer.

DIRECTORS AND OFFICERS

The Board has the responsibility for the overall management of the Corporation and the Fund, including general supervision and review of the Fund's investment activities and their conformity with Maryland law and the stated policies of the Fund. The Board elects the officers of the Corporation who are responsible for administering the Corporation's day-to-day operations. The Directors and officers of the Corporation, together with information as to their principal business occupations during the last five years, and other information are shown below.

THE DIRECTORS


                       POSITIONS      TERM OF OFFICE+                               NUMBER OF PORTFOLIOS
NAME, ADDRESS* AND     HELD WITH     AND LENGTH OF TIME  PRINCIPAL OCCUPATION(S)     IN FUND COMPLEX++     OTHER DIRECTORSHIPS
AGE                 THE CORPORATION       SERVED             PAST FIVE YEARS        OVERSEEN BY DIRECTOR    HELD BY DIRECTOR
------------------  ---------------  ------------------  ------------------------   ---------------------  --------------------
                                                         INTERESTED DIRECTOR

Regina M. Pitaro**      Director           March         Managing Director and               1                    None
(55)                                  2008 to present    Director of GAMCO Asset
                                                         Management Inc.

                                                         INDEPENDENT DIRECTORS***



                                       TERM OF
                       POSITIONS     OFFICE+ AND                                  NUMBER OF PORTFOLIOS
NAME, ADDRESS*         HELD WITH      LENGTH OF         PRINCIPAL OCCUPATIONS       IN FUND COMPLEX++    OTHER DIRECTORSHIPS HELD BY
AND AGE             THE CORPORATION  TIME SERVED           PAST FIVE YEARS         OVERSEEN BY DIRECTOR           DIRECTOR
------------------  ---------------  -----------  ------------------------------  ---------------------  ---------------------------
Anthony J.             Director         From      President of the law firm of            34             None
Colavita                                March     Anthony J. Colavita P.C.
(74)                                   2008 to
                                       present

James P. Conn          Director          From     Former Managing Director and            18             None
(72)                                    March     Chief Investment Officer of
                                       2008 to    Financial Security Assurance
                                       present    Holdings Ltd. (1992-1998)
                                                  (insurance holding company)

Vincent D. Enright     Director          From     Retired -- Former Senior Vice           16             Director of Echo
(66)                                    March     President and Chief                                    Therapeutics, Inc.
                                       2008 to    Financial Officer of KeySpan                           (therapeutics and
                                       present    Energy Corp (1994-1998)                                diagnostics)
                                                  (public utility)

Arthur V. Ferrara      Director          From     Retired -- Former Chairman               8             None
(79)                                    March     & Chief Executive Officer,
                                       2008 to    Guardian Life Insurance
                                       present    Company of America (1993-1995)

Kuni Nakamura          Director         From      President of Advanced Polymer,           9             None
(41)                                     May      Inc.
                                       2008 to
                                       present

Salvatore J. Zizza     Director         From      Chairman of Zizza & Co. Ltd.            28             Director of Hollis Eden
(64)                                    March     (consulting)                                           Pharmaceuticals
                                       2008 to                                                           (biotechnology) and
                                       present                                                           Trans-Lux Corporation
                                                                                                         (business services)


----------

* Correspondence intended for each Director may be sent to One Corporate Center, Rye, New York 10580-1422.

**    Affiliated with the Fund's Adviser.

*** Directors who are not "interested persons" of the Corporation (as that term is defined in the 1940 Act).

+     Each Director serves until his or her resignation or retirement.

++ The Fund complex consists of funds advised by Gabelli Funds and its affiliates.

COMMITTEES OF THE BOARD

The Board has established three standing committees in connection with its governance of the Fund -- Audit, Nominating, and Proxy Voting. The Proxy Voting Committee meets periodically on an as needed basis to consider such matters.

The Corporation's Audit Committee consists of three members: James P. Conn (chairman), Vincent D. Enright, and Salvatore J. Zizza, who are not "interested persons" of the Fund as defined in the 1940 Act. The Audit Committee operates pursuant to a Charter that was most recently reviewed and approved by the Board on November 17, 2009. As set forth in the Charter, the function of the Audit Committee is oversight; it is management's responsibility to maintain appropriate systems for accounting and internal control and it is the independent registered public accounting firm's responsibility to plan and carry out an audit. The Audit Committee is generally responsible for reviewing and evaluating issues related to the accounting and financial reporting policies and practices of the Fund, its internal controls, and as appropriate, the internal controls of certain service providers, overseeing the quality and objectivity of the Fund's financial statements and the audit thereof and to act as a liaison between the Board and the Corporation's independent registered public accounting firm. During the fiscal year ended October 31, 2009, the Audit Committee met twice.

The Corporation's Nominating Committee consists of three members: Anthony J. Colavita (chairman), James P. Conn, and Arthur V. Ferrara, who are not "interested persons" of the Fund as defined in the 1940 Act. The Nominating Committee is responsible for selecting and recommending qualified candidates to the full Board in the event that a position is vacated or created. The Nominating Committee would consider, under procedures adopted by the Board, recommendations by shareholders if a vacancy were to exist. Such recommendations should be forwarded to the Secretary of the Corporation. The Corporation does not have a standing compensation committee. Prior to March 11, 2008, this Committee was called the Nominating and Compensation Committee. During the fiscal year ended October 31, 2009, the Nominating Committee did not meet.

The Corporation's Proxy Voting Committee consists of three members: James P. Conn (chairman), Vincent D. Enright, and Salvatore J. Zizza, who are not "interested persons" as defined in the 1940 Act. Under certain circumstances and pursuant to specific procedures and guidelines, the Proxy Voting Committee will, in place of the Adviser, exercise complete control and discretion over the exercise of all rights to vote or consent with respect to certain securities owned by the Fund. During the fiscal year ended October 31, 2009, the Proxy Voting Committee met twice.

COMPENSATION OF THE INDEPENDENT DIRECTORS


Effective March 11, 2008, each Independent Director receives an annual fee of $3,000 plus an additional $500 for each Board Meeting attended in person or by telephone. Directors are also reimbursed by the Corporation for travel and other out-of-pocket expenses, associated with attending Board or Committee meetings. The Corporation also pays each Independent Director serving as a member of the Audit, Nominating, and Proxy Voting Committees a fee of $500 per committee meeting and the Chairman of each committee receives a fee of $1,000 annually. The Board's Lead Director receives an additional annual fee of $1,000. The Interested Director of the Corporation does not receive any compensation from the Corporation. Additionally, Directors of the Corporation who are employed by the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.


                           DIRECTOR COMPENSATION TABLE
                      FOR THE YEAR ENDED DECEMBER 31, 2009


                                               TOTAL
                                            COMPENSATION
                         AGGREGATE          FROM FUND AND
                        COMPENSATION        FUND COMPLEX
DIRECTOR              FROM CORPORATION   PAID TO DIRECTORS*
-------------------   ----------------   ------------------
Regina M. Pitaro          $     0            $       0(1)
Anthony J. Colavita       $ 6,000            $ 263,438(35)
James P. Conn             $ 8,167            $ 132,000(17)
Vincent D. Enright        $ 6,625            $ 129,438(15)
Arthur V. Ferrara         $ 5,000            $  41,000(8)
Kuni Nakamura             $ 5,000            $  12,250(8)
Salvatore J. Zizza        $ 7,292            $ 199,500(27)


----------

* Represents the total compensation paid to such persons during the calendar year ended December 31, 2009. The parenthetical number represents the number of investment companies (including the Fund) or portfolios thereof from which such person receives compensation and which are considered part of the same "fund complex" as the Fund because they have common or affiliated investment advisers. The Directors do not receive any pension or retirement benefits from the Fund.


As of December 31, 2009, no Independent Director or members of his or her immediate family beneficially owned securities representing interests in the Adviser or Distributor of the Corporation, or any person controlling, controlled by or under common control with such persons. For this purpose, "immediate family member" includes the Director's spouse, children residing in the Director's household and dependents of the Director.

DIRECTOR OWNERSHIP OF FUND SHARES

The following table sets forth information describing the dollar range of equity securities beneficially owned by each Director in the Fund and in all funds in the aggregate within the same fund family overseen by the Director as of December 31, 2009.


                                               AGGREGATE DOLLAR RANGE OF EQUITY
                                               SECURITIES IN ALL FUNDS OVERSEEN
                      DOLLAR RANGE OF EQUITY       BY DIRECTOR IN FAMILY OF
NAME OF DIRECTOR      SECURITIES IN THE FUND         INVESTMENT COMPANIES*
-------------------   ----------------------   ---------------------------------
                       INTERESTED DIRECTOR
Regina M. Pitaro          Over $100,000                Over $100,000
                       INDEPENDENT DIRECTOR
Anthony J. Colavita           None                     Over $100,000
James P. Conn                 None                     Over $100,000
Vincent D. Enright            None                     Over $100,000
Arthur V. Ferrara             None                     Over $100,000
Kuni Nakamura            $50,001-$100,000            $50,001-$100,000
Salvatore J. Zizza            None                     Over $100,000


----------

* This column reflects information regarding ownership of equity securities issued by funds in the Fund complex.

THE CORPORATION'S OFFICERS

No officer of the Corporation receives any compensation paid by the Corporation. Each officer of the Corporation is an employee of the Adviser or an affiliate thereof. The Corporation's principal officers are:


                              POSITIONS HELD        TERM OF OFFICE** AND LENGTH            PRINCIPAL OCCUPATIONS
NAME, ADDRESS* AND AGE     WITH THE CORPORATION            OF TIME SERVED                      PAST FIVE YEARS
----------------------   ------------------------   ---------------------------   -------------------------------------------
Bruce N. Alpert          President and Secretary         Since March 2008         Executive Vice President and Chief
(58)                                                                              Operating Officer of Gabelli Funds since
                                                                                  1988 and an officer of all of the
                                                                                  registered investment companies in the
                                                                                  Gabelli/GA MCO Funds complex; President and
                                                                                  Director of Teton Advisors, Inc. (formerly
                                                                                  Gabelli Advisers, Inc.) 1998 through 2008,
                                                                                  Chairman of Teton Advisors, Inc. since 2008;
                                                                                  Senior Vice President of GAMCO Investors, Inc.
                                                                                  since 2008.

Agnes Mullady                  Treasurer                 Since March 2008         Senior Vice President of GAMCO Investors,
(51)                                                                              Inc. since 2009; Vice President of Gabelli
                                                                                  Funds since 2007; Officer of all of the
                                                                                  registered investment companies in the
                                                                                  Gabelli/GAMCO Funds complex; Senior Vice
                                                                                  President of U.S. Trust Company, N.A. and
                                                                                  Treasurer and Chief Financial Officer of
                                                                                  Excelsior Funds from 2004 through 2005.

Peter D. Goldstein       Chief Compliance Officer        Since March 2008         Director of Regulatory Affairs at GAMCO
(56)                                                                              Investors, Inc. since 2004; Chief
                                                                                  Compliance Officer of all of the registered
                                                                                  investment companies in the Gabelli/GAMCO
                                                                                  Funds complex.


----------

*     The address for each officer is One Corporate Center, Rye, New York
      10580-1422.

**    Each officer is elected on an annual basis.

CODE OF ETHICS

The Fund, its Adviser, and Gabelli & Company have adopted a code of ethics (the "Code of Ethics") under Rule 17j-1 of the 1940 Act. The Code of Ethics permits personnel, subject to the Code of Ethics and its restrictive provisions, to invest in securities, including securities that may be purchased or held by the Fund.

PROXY VOTING POLICIES

The Fund has delegated the voting of portfolio securities to the Adviser. The Adviser has adopted proxy voting policies and procedures (the "Proxy Voting Policy") for the voting of proxies on behalf of client accounts for which the Adviser has voting discretion, including the Fund. Under the Proxy Voting Policy, portfolio securities held by the Fund are to be voted in the best interests of the Fund.

Normally, the Adviser exercises proxy voting discretion on particular types of proposals in accordance with guidelines (the "Proxy Guidelines") set forth in the Proxy Voting Policy. The Proxy Guidelines address, for example, proposals to elect the board of directors, to classify the board of directors, to select the independent registered public accounting firm, to issue blank check preferred stock, to use confidential ballots, to eliminate cumulative voting, to require shareholder ratification of poison pills, to support fair price provisions, to require a supermajority shareholder vote for charter or bylaw amendments, to provide for director and officer indemnification and liability protection, to increase the number of authorized shares of common stock, to allow greenmail, to limit shareholders' rights to call special meetings, to consider the non-financial effects of a merger, to limit shareholders' right to act by written consent, to approve executive and director compensation plans (including golden parachutes), to limit executive and director pay, to approve stock option plans, to opt in or out of state takeover statutes, and to approve mergers, acquisitions, corporate restructuring, spin-offs, buyouts, assets sales, or liquidations.

A Proxy Voting Committee comprised of senior representatives of the Adviser and its affiliated investment advisers has the responsibility for the content, interpretation, and application of the Proxy Guidelines. In general, the Director of Proxy Voting Services using the Proxy Guidelines, recommendations of Institutional Shareholder Services' Corporate Governance Services, Inc. ("ISS"), and its Corporate Governance Services, other third-party services and the analysts of the Distributor, will determine how to vote on each issue. For non-controversial matters, the Director of Proxy Voting Services may vote the proxy if the vote is (1) consistent with the recommendations of the issuer's board of directors and not contrary to the Proxy Guidelines; (2) consistent with the recommendations of the issuer's board of directors and is a non-controversial issue not covered by the Proxy Guidelines; or (3) the vote is contrary to the recommendations of the issuer's board of directors but is consistent with the Proxy Guidelines.

All matters identified by the Chairman of the Proxy Voting Committee, the Director of Proxy Voting Services, or the Adviser's Legal Department as controversial, taking into account the recommendations of ISS or other third party services and the analysts of the Distributor, Inc., will be presented to the Proxy Voting Committee. If the Chairman of the Proxy Voting Committee, the Director of Proxy Voting Services, or the Adviser's Legal Department has identified the matter as one that: (1) is controversial; (2) would benefit from deliberation by the Proxy Voting Committee; or (3) may give rise to a conflict of interest between the Adviser and its clients, the Chairman of the Proxy Voting Committee will initially determine what vote to recommend that the Adviser should cast and the matter will go before the Proxy Voting Committee.

For matters submitted to the Proxy Voting Committee, each member of the Proxy Voting Committee will receive, prior to the meeting, a copy of the proxy statement, any relevant third party research, a summary of any views provided by the Chief Investment Officer and any recommendations by the Distributor's analysts. The Chief Investment Officer or the Distributor's analysts may be invited to present their viewpoints. If the Adviser's Legal Department believes that the matter before the Proxy Voting Committee is one with respect to which a conflict of interest may exist between the Adviser and its clients, legal counsel will provide an opinion to the Proxy Voting Committee concerning the conflict. If legal counsel advises that the matter is one in which the interests of the clients of the Adviser may diverge, the Proxy Voting Committee may make different recommendations as to different clients. For any matters where the recommendation may trigger appraisal rights, counsel will advise concerning the likely risks and merits of such an appraisal action.

Where a proxy proposal raises a material conflict between the interests of the Fund's shareholders on the one hand, and those of the Fund's Adviser and/or the principal underwriters, on the other hand, the conflict will be brought to the Proxy Voting Committee of the Fund to determine a resolution. The Proxy Voting Committee may determine to resolve any such conflict itself, may ask the Independent Directors of the Fund to vote the proxies, which would include the Proxy Voting Committee, or may delegate the voting of such proxies to an independent person.

Each matter submitted to the Proxy Voting Committee will be determined by the vote of a majority of the members present at the meeting. Should the vote concerning one or more recommendations be tied in a vote of the Proxy Voting Committee, the Chairman of the Proxy Voting Committee will break the tie. The Proxy Voting Committee will notify the proxy department of its decisions and the proxies will be voted accordingly.

The Fund filed Form N-PX with the Fund's complete proxy voting record for the 12 months ended June 30, 2009. This filing for the Fund is available without charge, upon request, by calling toll-free (800) 422-3554 and on the SEC's website at www.sec.gov.

CONTROL PERSON AND PRINCIPAL HOLDERS OF SECURITIES


As of February 10, 2010, the following persons were known to own of record or beneficially 5% or more of the outstanding voting securities of any class of the
Fund:



NAME AND ADDRESS                              % OF CLASS   NATURE OF OWNERSHIP
-------------------------------------------   ----------   -------------------
Class A Citigroup Global Markets Inc              6.60%          Record
        House Account
        700 Red Brook Blvd
        Owings Mills, MD  21117-5154

        Merrill Lynch Pierce Fenner & Smith       5.18%          Record
        FBO Sole Benefit of its Customers
        Attn Service Team
        4800 Deer Lake Dr  E # Fl 3
        Jacksonville, FL 32246-6484

Class B Merrill Lynch Pierce Fenner & Smith      14.65%          Record
        FBO Sole Benefit of its Customers
        Attn Service Team
        4800 Deer Lake Dr  E # Fl 3
        Jacksonville, FL 32246-6484

        Morgan Stanley & Co                       6.11%          Record
        Harborside Financial Center
        Plaza Two 3rd Floor
        Jersey City, NJ 07311

Class C Merrill Lynch Pierce Fenner & Smith      25.31%+         Record
        FBO Sole Benefit of its Customers
        Attn Service Team
        4800 Deer Lake Dr E # FL 3
        Jacksonville, FL 32246-6484

        Morgan Stanley & Co                       6.66%          Record
        Harborside Financial Center
        Plaza Two 3rd Floor
        Jersey City, NJ 07311

Class Y Charles Schwab & Co Inc                  42.39%+         Record
        Reinvest Account
        Attn Mutual Funds Dept
        101 Montgomery St
        San Francisco, CA 94104-4151

        Merrill Lynch Pierce Fenner & Smith      34.22%+         Record
        FBO Sole Benefit of its Customers
        Attn Service Team
        4800 Deer Lake Dr E # FL 3
        Jacksonville, FL 32246-6484

        Regina Pitaro
        Greenwich, CT  06830-7073                 5.07%          Record


----------


+ Beneficial ownership of shares representing 25% or more of the outstanding shares of the Fund may be deemed to represent control, as that term is defined in the 1940 Act.



As of February 10, 2010, the Directors and officers of the Corporation as a group, owned less than 1% of the outstanding shares of Class A, Class B, and Class C Shares of the Fund, and 5.07% of Class Y Shares of the Fund.


INVESTMENT ADVISORY AND OTHER SERVICES

THE INVESTMENT ADVISER


The Adviser is a New York limited liability company which serves as an investment adviser to 17 open-end investment companies and 10 closed-end investment companies with aggregate assets in excess of $13.9 billion as of September 30, 2009. The Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended. Mr. Mario J. Gabelli may be deemed a "controlling person" of the Adviser on the basis of his controlling interest in GAMCO Investors, Inc. ("GBL"), the parent company of the Adviser. The Adviser has several affiliates that provide investment advisory services: GAMCO Asset Management Inc. ("GAMCO"), acts as investment adviser for individuals, pension trusts, profit-sharing trusts and endowments and as sub-adviser to certain third party investment funds, which include registered investment companies and had assets under management of approximately of $10.3 billion as of September 30, 2009. Teton Advisors, Inc. (formerly Gabelli Advisers, Inc.), an affiliate of the

Adviser, acts as investment adviser to The GAMCO Westwood Funds with assets under management of approximately $521 million as of September 30, 2009; Gabelli Securities, Inc., a majority-owned subsidiary of GBL, acts as investment adviser to certain alternative investments products, consisting primarily of risk arbitrage and merchant banking limited partnerships and offshore companies, with assets under management of approximately $291 million as of September 30, 2009; and Gabelli Fixed Income, LLC acts as investment adviser for separate accounts having assets under management of approximately $26 million as of September 30, 2009. Each of the forgoing companies, other than Teton Advisors, Inc., is a subsidiary of GBL. Teton Advisors, Inc. was spun off by GBL in March 2009 and is an affiliate of GBL by virtue of Mr. Gabelli's ownership of GGCP, Inc., the principal shareholder of Teton Advisors, Inc., as of September 30, 2009.



Affiliates of the Adviser may, in the ordinary course of their business, acquire for their own account or for the accounts of their advisory clients, significant (and possibly controlling) positions in the securities of companies that may also be suitable for investment by the Fund. The securities in which the Fund might invest may thereby be limited to some extent. For instance, many companies in the past several years have adopted so-called "poison pill" or other defensive measures designed to discourage or prevent the completion of non-negotiated offers for control of the company. Such defensive measures may have the effect of limiting the shares of the company which might otherwise be acquired by the Fund if the affiliates of the Adviser or their advisory accounts have or acquire a significant position in the same securities. However, the Adviser does not believe that the investment activities of its affiliates will have a material adverse effect upon the Fund in seeking to achieve its investment objectives. Securities purchased or sold pursuant to contemporaneous orders entered on behalf of the investment company accounts of the Adviser or the advisory accounts managed by its affiliates for their unaffiliated clients are allocated pursuant to principles believed to be fair and not disadvantageous to any such accounts. In addition, all such orders are accorded priority of execution over orders entered on behalf of accounts in which the Adviser or its affiliates have a substantial pecuniary interest. The Adviser may on occasion give advice or take action with respect to other clients that differs from the actions taken with respect to the Fund. The Fund may invest in the securities of companies which are investment management clients of GAMCO. In addition, portfolio companies or their officers or directors may be minority shareholders of the Adviser or its affiliates.


The Adviser currently serves as an investment adviser to the Fund pursuant to an Investment Advisory Agreement (the "Advisory Agreement"), which was approved by the shareholders of the Fund on March 7, 2008. Pursuant to the Advisory Agreement, the Adviser furnishes a continuous investment program for the Fund's portfolio, makes the day-to-day investment decisions for the Fund, arranges the portfolio transactions of the Fund, and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the general supervision of the Board.

Under the Advisory Agreement, the Adviser also (i) provides the Fund with the services of persons competent to perform such supervisory, administrative, and clerical functions as are necessary to provide effective administration of the Fund, including maintaining certain books and records and overseeing the activities of the Fund's Custodian and Transfer Agent; (ii) oversees the performance of administrative and professional services to the Fund by others, including the Fund's Sub-Administrator, Custodian, Transfer Agent, and Dividend Disbursing Agent, as well as accounting, auditing, and other services performed for the Fund; (iii) provides the Fund with adequate office space and facilities;
(iv) supervises the preparation of, but does not pay for, the periodic updating of the Fund's registration statement, Prospectuses and SAI, including the printing of such documents for the purpose of filings with the SEC and state securities administrators, the Fund's tax returns, and reports to the Fund's shareholders and the SEC; (v) supervises, but does not pay for, the calculation of net asset value per share of each class in the Fund; (vi) supervises the preparation of, but does not pay for, all filings under the securities or "Blue Sky" laws of such states or countries as are designated by the Distributor, which may be required to register or qualify, or continue the registration or qualification, of the Fund and/or its shares under such laws; and (vii) prepares notices and agendas for meetings of the Fund's Board and minutes of such meetings in all matters required by applicable law to be acted upon by the Board. The Adviser has delegated certain administrative duties to the sub-administrator as described below under "Administrator Services."

The cost of calculating the Fund's net asset value is an expense payable by the Fund pursuant to its Advisory Agreement. To the extent that a portion of the sub-administration fee is used to pay for personnel and equipment related to calculating the net asset value, the Fund will reimburse the Adviser for such expense up to $45,000. The Adviser will not seek reimbursement if assets are less than $50 million. The Adviser, however, has agreed to provide, at no cost to the Fund, the calculation of the Fund's net asset value, through March 10, 2010, pursuant to the Expense Limitation Agreement (defined below).

The Advisory Agreement provides that absent willful misfeasance, bad faith, gross negligence, or reckless disregard of its duty, the Adviser and its employees, officers, trustees, and controlling persons are not liable to the Fund or any of its investors for any act or omission by the Adviser or for any error of judgment or for losses sustained by the Fund. However, the Advisory Agreement provides that the Fund is not waiving any rights it may have with respect to any violation of law which cannot be waived. The Advisory Agreement also provides indemnification for the Adviser and each of these persons for any conduct for which they are not liable to the Fund. The Advisory Agreement in no way restricts the Adviser from acting as adviser to others.

The Advisory Agreement was initially approved by the Board on July 31, 2007, and by fund shareholders, as noted above. By its terms, the Advisory Agreement will continue in effect for two years from its effective date (March 11, 2008) and may be continued in effect annually thereafter, provided each such annual continuance is specifically approved by the Board or by a "majority" (as defined in the 1940
Act) vote of its shareholders and, in either case, by a majority vote of the Directors who are not parties to the Advisory Agreement or interested persons of any such party, cast in person at a meeting called specifically for the purpose of voting on the continuance of the Advisory Agreement. The Advisory Agreement is terminable without penalty by the Fund on sixty days' written notice when authorized either by a majority vote of its outstanding voting shares or by a vote of a majority of its Board, or by the Adviser on sixty days' written notice, and will automatically terminate in the event of its "assignment" as defined by the 1940 Act.

The Fund pays a fee to Gabelli Funds as described below for the investment advisory and administrative services it provides to the Fund. Gabelli Funds and the Corporation have also entered into an agreement to limit the expenses of the Fund ("Expense Limitation Agreement"), pursuant to which the Adviser has agreed through March 10, 2010, to waive or limit its advisory fees and to assume other expenses so that the net annual operating expenses (with certain exceptions described in the Class A, B, C, Y Shares Prospectus) of the Class A, Class B, Class C and Class Y Shares of the Fund are limited to the extent described in the Class A, B, C, Y Shares Prospectus. The Adviser currently intends to discontinue these arrangements after March 10, 2010.

                  (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)

   FIRST        NEXT          NEXT        NEXT
$1 BILLION   $1 BILLION   $3 BILLION   $5 BILLION   THEREAFTER
----------   ----------   ----------   ----------   ----------
  0.935%       0.910%       0.885%       0.860%       0.835%

For the period dated November 1, 2007, through March 10, 2008, the Fund paid advisory fees to Enterprise Capital Management ("ECM"), the Fund's former investment adviser, at annual rates as follows:

                  (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)

   FIRST        NEXT          NEXT        NEXT
$1 BILLION   $1 BILLION   $3 BILLION   $5 BILLION   THEREAFTER
----------   ----------   ----------   ----------   ----------
  0.880%       0.855%       0.830%       0.805%        0.780%

As discussed in greater detail below, under "The Distributor," the Class AAA, Class A, Class B, Class C, and Class Y shares may pay for certain distribution related expenses in connection with distribution and service activities.

The table below shows the amounts paid by the Fund to the Adviser and to ECM for the fiscal years ended October 31, 2007, October 31, 2008, and October 31, 2009:


                                                        TOTAL AMOUNT OF
                                                         FEES WAIVED OR
                                                         REIMBURSED AND
                                      MANAGEMENT FEE     OTHER EXPENSES
FISCAL YEAR ENDED   MANAGEMENT FEE   AFTER FEE WAIVER        ASSUMED
----------------    --------------   ----------------   ---------------
October 31, 2009      $1,518,012        $1,518,012            N/A
October 31, 2008      $3,879,964**      $3,879,964            N/A
October 31, 2007      $6,347,717*       $6,347,717            N/A


----------

*     Entire Amount paid to ECM

** For the period dated November 1, 2007, through March 10, 2008, ECM was paid a total fee of $1,887,852. For the period dated March 11, 2008, through October 31, 2008, the Adviser was paid a total fee of $1,992,112.

Prior to March 10, 2008, an affiliate of the Adviser served as the investment sub-adviser to the Fund, subject to a sub-advisory agreement between the sub-adviser and ECM, which terminated on March 10, 2008.

During the fiscal years ended October 31, 2007 and October 31, 2008, ECM paid the following fees to the Adviser with respect to the Fund pursuant to the Sub-Advisory Agreement:

FISCAL YEAR ENDED   SUB-ADVISER FEE PAID
-----------------   -------------------
October 31, 2008        $  843,090***
October 31, 2007        $2,933,843

----------

***   For the period dated November 1, 2007, through March 10, 2008.

PORTFOLIO MANAGER INFORMATION

OTHER ACCOUNTS MANAGED

The table below provides summary information regarding other accounts for which the portfolio manager was primarily responsible for day-to-day management during the fiscal year ended October 31, 2009.


                                                                     # OF ACCOUNTS
                                               TOTAL                  MANAGED WITH
                                               # OF                   ADVISORY FEE   TOTAL ASSETS WITH
NAME OF PORTFOLIO          TYPE OF            ACCOUNTS      TOTAL       BASED ON     ADVISORY FEE BASED
     MANAGER               ACCOUNTS            MANAGED     ASSETS      PERFORMANCE     ON PERFORMANCE
-----------------   -----------------------   --------   ---------   -------------   ------------------
Mario J. Gabelli    Registered Investment         22       $ 12.7B          6             $  3.9B
                    Companies:
                    Other Pooled Investment       15       $382.9M         14             $349.9M
                    Vehicles:
                    Other Accounts:            1,840       $ 10.6B          6             $  1.2B


POTENTIAL CONFLICTS OF INTEREST

POTENTIAL CONFLICTS OF INTEREST

Actual or apparent conflicts of interest may arise when the portfolio manager also has day-to-day management responsibilities with respect to one or more other accounts. These potential conflicts include:

ALLOCATION OF LIMITED TIME AND ATTENTION. Because the portfolio manager manages many accounts, he may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as if he were to devote substantially more attention to the management of only a few accounts.

ALLOCATION OF LIMITED INVESTMENT OPPORTUNITIES. If the portfolio manager identifies an investment opportunity that may be suitable for multiple accounts, the Fund may not be able to take full advantage of that opportunity because the opportunity may need to be allocated among all or many of these accounts.

PURSUIT OF DIFFERING STRATEGIES. At times, the portfolio manager may determine that an investment opportunity may be appropriate for only some of the accounts for which he exercises investment responsibility, or may decide that certain of these accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may execute differing or opposite transactions for one or more accounts which may affect the market price of the security or the execution of the transactions, or both, to the detriment of one or more of his accounts.

SELECTION OF BROKER/DEALERS. Because of the portfolio manager's position with the distributor of funds affiliated with the Fund and his indirect majority ownership interest in such distributor, he may have an incentive to use the distributor to execute portfolio transactions for the Fund even if using the distributor is not in the best interest of the Fund.

VARIATION IN COMPENSATION. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the accounts that he manages. If the structure of the Adviser's management fee or the portfolio manager's compensation differs among accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager may be motivated to favor certain accounts over others. The portfolio manager also may be motivated to favor funds or accounts in which he has an investment interest, or in which the Adviser or its affiliates have investment interests. In Mr. Gabelli's case, the Adviser's compensation (and expenses) for the Fund is marginally greater as a percentage of assets than for certain other accounts and is less than for certain other accounts managed by Mr. Gabelli, while his personal compensation structure varies with near-term performance to a greater degree in certain performance fee based accounts than with non-performance based accounts. In addition he has investment interests in several of the Funds managed by the Adviser and its affiliates.

The Adviser has adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for the Adviser and its staff members. However, there is no guarantee that such policies and procedures will be able to identify and address every situation in which an actual or potential conflict may arise.

COMPENSATION FOR THE FISCAL YEAR COMPLETED OCTOBER 31, 2009

Mr. Gabelli received incentive-based variable compensation based on a percentage of net revenues received by the Adviser for managing the Fund. Net revenues are determined by deducting from gross investment management fees the firm's expenses (other than Mr. Gabelli's compensation) allocable to this Fund. Additionally, he receives similar incentive-based variable compensation for managing other accounts within GAMCO Investors, Inc. This method of compensation is based on the premise that superior long-term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. The level of compensation is not determined with specific reference to the performance of any account against any specific benchmark. One of the other registered investment companies managed by Mr. Gabelli has a performance (fulcrum) fee arrangement for which his compensation is adjusted up or down based on the performance of the investment company relative to an index. Five closed-end registered investment companies managed by Mr. Gabelli have arrangements whereby the Adviser to those funds will only receive its investment advisory fee attributable to the liquidation value of outstanding preferred stock (and Mr. Gabelli would only receive his percentage of such advisory fee) if certain performance levels are met. Mr. Gabelli manages other accounts with performance fees. Compensation for managing these accounts has two components. One component is based on a percentage of net revenues received by the Adviser for managing the account. The second component is based on absolute performance of the account, with respect to which a percentage of such performance fee is paid to Mr. Gabelli. As an executive officer of the Adviser's parent company, GAMCO Investors, Inc., Mr. Gabelli also receives ten percent of the net operating profits of the parent company. He receives no base salary, no annual bonus and no stock options.

OWNERSHIP OF SHARES IN THE FUND

Set forth in the table below is the dollar range of equity securities in the Fund beneficially owned by the portfolio manager:


                   DOLLAR RANGE OF EQUITY
                         SECURITIES
      NAME            HELD IN THE FUND*
----------------   ----------------------
Mario J. Gabelli             G


----------

*     Key to Dollar Ranges- Information as of October 31, 2009.

A.    None

B.    $1 - $10,000

C.    $10,001 - $50,000

D.    $50,001 - $100,000

E.    $100,001 - $500,000

F.    $500,001 - $1,000,000

G.    over $1,000,000

THE SUB-ADMINISTRATOR

On August 1, 2008, the Adviser entered into an agreement (the "Sub-Administration Agreement") with PNC Global Investment Servicing (U.S.) Inc. (the "Sub-Administrator"), which is located at 760 Moore Road, King of Prussia, Pennsylvania 19406. Under the Sub-Administration Agreement, the Sub-Administrator (a) assists in supervising all aspects of the Fund's operations except those performed by the Adviser under its advisory agreement with the Fund; (b) supplies the Fund with office facilities (which may be in the Sub-Administrator's own offices), statistical and research data, data processing services, clerical, accounting and bookkeeping services, including, but not limited to, the calculation of the NAV of each class of the Fund, internal auditing and regulatory administration services, internal executive and administrative services, and stationery and office supplies; (c) prepares and distributes materials for all Fund Board meetings, including the mailing of all Board materials, and collates the same materials into the Board books, and assists in the drafting of minutes of the Board meetings; (d) prepares reports to Fund shareholders, tax returns, and reports to and filings with the SEC and state "Blue Sky" authorities; (e) provides any equipment or services necessary for the purpose of pricing shares or valuing the Fund's investment portfolio;
(f) provides compliance testing of all Fund activities against applicable requirements of the 1940 Act and the rules thereunder, the Code, and the Fund's investment restrictions; (g) furnishes to the Adviser such statistical and other factual information and information regarding economic factors and trends as the Adviser from time to time may require; and (h) generally provides all administrative services that may be required for the ongoing operation of the Fund in a manner consistent with the requirements of the 1940 Act.

For the services it provides, the Adviser pays the Sub-Administrator an annual fee based on the value of the aggregate average daily net assets of all funds under its administration managed by the Adviser as follows: up to $10 billion - 0.0275%; $10 billion to $15 billion - 0.0125%; over $15 billion - 0.01%. The Sub-Administrator's fee is paid by the Adviser and will result in no additional expense to the Fund.

Prior to March 11, 2008, the Fund paid a separate fee for certain administrative services to AXA Equitable Life Insurance Company ("AXA"), an affiliate of ECM, at an annual rate of 0.055% of average daily net assets. During the fiscal years ended October 31, 2007 and October 31, 2008*, the Fund paid the following fees to AXA:

      2008*              2007
----------------   ---------------
     $112,510           $396,719

----------

*     For the period dated November 1, 2007, through March 10, 2008.


THE DISTIBUTOR


On July 31, 2008, the Fund entered into a Distribution Agreement with Gabelli & Company, Inc. (the "Distributor"), a New York corporation which is an indirect majority owned subsidiary of GBL, having principal offices located at One Corporate Center, Rye, New York 10580-1422. The Distributor acts as agent of the Fund for the continuous offering of its shares on a best efforts basis. Prior to July 31, 2008, the Fund had a distribution agreement with Enterprise Fund Distributors, Inc. ("EFD") whereby EFD served as the distributor for each class of the Fund's shares.

The Corporation's distribution agreement with respect to Class AAA, Class A, Class B, Class C, and Class Y shares ("Distribution Agreement") was approved by its Board including a majority of Independent Directors. The Distribution Agreement will remain in effect from year to year provided its continuance is approved annually by (i) a majority of the Directors who are not parties to such agreement or "interested persons" (as defined in the 1940 Act) of the Corporation ("Independent Directors") and, if applicable, who have no direct or indirect financial interest in the operation of the Plans (as defined below) or any such related agreement, by vote cast in person at a meeting called for the purpose of voting on such Distribution Agreement, and (ii) either by vote of a majority of the Directors or a majority of the outstanding voting securities (as defined in the 1940 Act) of the Corporation as applicable.


DISTRIBUTION PLANS


The Corporation has adopted, in the manner prescribed under Rule 12b-1 under the 1940 Act, separate plans of distribution pertaining to the Class AAA, Class A, Class B, and Class C shares of the Corporation ("Plans"). Under the Plans, the Fund is authorized to pay the Distributor a service fee accrued daily and payable monthly, at an annual rate of 0.25% of the average daily net assets of Class A, Class B, and Class C Shares. In addition to this service fee, the Fund also is authorized to pay the Distributor a distribution fee, accrued daily and payable monthly, at the annual rate of 0.20% of the average daily net assets of the Class A shares and 0.75% of the average daily net assets of the Class B and Class C shares. The Corporation has also adopted a distribution and service fee accrued daily and payable monthly, at an annual rate of 0.25% of the average daily net assets of Class AAA Shares. There is no distribution plan with respect to Class Y shares and the Fund pays no service or distribution fees with respect to that class of shares.

The Board considered various factors in connection with its decision as to whether to approve the Plans, including: (i) the nature and causes of the circumstances which make approval of the Plans necessary and appropriate; (ii) the way in which the Plans address those circumstances, including the nature and potential amount of expenditures; (iii) the nature of the anticipated benefits;
(iv) the possible benefits of the Plans to any other person relative to those of the Corporation; (v) the effect of the Plans on existing shareholders; (vi) the merits of possible alternative plans or pricing structures; and (vii) the relationship of the Plans to other distribution efforts of the Corporation. The Board noted that the overall distribution arrangements would (1) enable investors to choose the purchasing option best suited to their individual situation, thereby encouraging shareholders to make additional investments in the Fund and attracting new investors and assets to the Fund to the benefit of the Fund and its shareholders, (2) facilitate distribution of the Fund's shares and (3) maintain the competitive position of the Fund in relation to other funds that have implemented or are seeking to implement similar distribution arrangements.

Based upon its review of the foregoing factors and the materials presented to it, and in light of its fiduciary duties under the 1940 Act, the Board, including the Independent Directors who have no direct or indirect financial interest in the operation of the Plans or any related Distribution Agreement, unanimously determined, in the exercise of its reasonable business judgment, that the Plans are reasonably likely to benefit the Corporation and the shareholders of the Fund and approved them with respect to the Fund.

Pursuant to each Plan, the Corporation compensates the Distributor from assets attributable to each class of shares for services rendered and expenses borne in connection with activities primarily intended to result in the past or future sales of that class of shares. The Distributor retains fees on shares sold for the first year for Class B and Class C shares. Generally, the 12b-1 fees are paid by the Distributor to affiliated and unaffiliated securities dealers on a quarterly basis. A portion of the amounts received by the Distributor are used to defray various costs incurred or paid by the Distributor in connection with the printing and mailing of Corporation prospectuses, statements of additional information (including any supplements thereto) and shareholder reports, and holding seminars and sales meetings with wholesale and retail sales personnel designed to promote the distribution of shares. The Distributor may also use a portion of the amounts received to provide compensation to financial intermediaries and third-party broker-dealers for their services in connection with the distribution of Class AAA, Class A, Class B and Class C shares as described further below in "Compensation to Financial Intermediaries and Third-Party Brokers-Dealers."

The Plans are of a type known as a "compensation" plan because payments are made for services rendered to the Fund with respect to a class of shares regardless of the level of expenditures by the Distributor. The Directors, however, will take into account such expenditures for purposes of reviewing operations under a Plan and in connection with their annual consideration of the Plan's renewal. The Distributor's expenditures will include, without limitation: (i) the printing and mailing of fund prospectuses, statements of additional information (including any supplements thereto) and shareholder reports for prospective shareholders; (ii) those relating to the development, preparation, printing and mailing of advertisements, sales literature and other promotional materials describing and/or relating to the shares of the Fund; (iii) holding seminars and sales meetings designed to promote the distribution of shares; (iv) obtaining information and providing explanations to wholesale and retail distributors of shares regarding fund investment objectives and policies and other information about the Corporation and the Fund, including the performance of the Fund; (v) training sales personnel regarding the shares of the Fund; and (vi) financing any other activity that the Distributor determines is primarily intended to result in the sale of shares.

The Distributor pays all fees and expenses in connection with its qualification and registration as a broker or dealer under federal and state laws. In the capacity of agent, the Distributor offers shares of the Fund (except Class B shares) on a continuous basis in all states in which the Fund or the Corporation may from time to time be registered or where permitted by applicable law. The Distributor has made no firm commitment to acquire shares of the Fund.

The Plans and any Rule 12b-1 related agreement that is entered into by the Corporation with the Distributor in connection with the Plans will continue in effect for a period of more than one year only so long as such continuance is specifically approved at least annually by a vote of a majority of the Board, and of a majority of the Independent Directors who have no direct financial interest in the operation of the Plans or the Rule 12b-1 related agreement, cast in person at a meeting called for the purpose of voting on such plans or agreements. In addition, annual continuance of the Distribution Agreement must be approved by the Board or a majority of the outstanding voting securities (as defined by the 1940 Act), and a majority of Independent Directors, by a vote cast in person at a meeting called for the purpose of voting on the Distribution Agreement. Furthermore, each Plan and any Rule 12b-1 related agreement may be terminated at any time, without penalty, by vote of a majority of the outstanding shares of the relevant class of the Fund or by vote of a majority of the Independent Directors with no direct or indirect financial interest in the operation of the relevant Plan or Rule 12b-1 related agreement. Each Plan also provides that it may not be amended to increase materially the amount of average daily net assets annually (for Class AAA Shares up to 0.25%, for Class A shares up to 0.45% and up to 1.00% of for Class B and Class C shares) that may be spent for distribution of any relevant class of the Fund without the approval of the shareholders of the Fund.


The table below shows the amounts paid by the Fund to the Distributor pursuant to the 12b-1 Plans for the fiscal year ended October 31, 2009. Class AAA Shares commenced being offered on March 1, 2010, and therefore there were no payments made to the Distributor for this Class.


            DISTRIBUTION
            FEES PAID TO
            DISTRIBUTORS
            ------------
Class AAA     $      0
Class A       $325,982
Class B       $184,389
Class C       $498,017


The table below shows the amount of sales charges earned by the Distributors* in connection with the sale of Class A, B, and C Shares of the Fund and the amounts retained by the Distributors, net of payments to selling dealers, for the past three fiscal years.



                                    FISCAL YEAR ENDED   SALES CHARGES PAID BY
                                        OCTOBER 31,        FUND SHAREHOLDERS    AMOUNTS RETAINED BY DISTRIBUTOR
                                    -----------------   ---------------------   -------------------------------
Class A (Front End Sales  Charge)
                                           2009                $111,516                   $ 19,979
                                           2008                $ 82,233                   $ 12,498
                                           2007                $  1,696                   $  1,696

Class A (CDSC)                             2009                $    340                   $    340
                                           2008                $ 11,492                   $ 11,492
                                           2007                $  2,446                   $  2,446

Class B (CDSC                              2009                $ 54,481                   $ 54,481

                                           2008                $115,414                   $115,414
                                           2007                $178,004                   $178,004

Class C (CDSC)                             2009                $  7,257                   $  7,257
                                           2008                $ 40,725                   $ 40,725
                                           2007                $ 62,729                   $ 62,729


----------

*     EFD served as the Fund's distributor until July 30, 2008.

Set forth in the table below is the amount of commissions and other compensation received by the Distributor during the fiscal year ended October 31, 2009.


                                 COMPENSATION ON
       NET UNDERWRITING            REDEMPTIONS      BROKERAGE       OTHER
  DISCOUNTS AND COMMISSIONS      AND REPURCHASES   COMMISSIONS   COMPENSATION
------------------------------   ---------------   -----------   ------------
            $19,979                  $62,078        $222,254         --


COMPENSATION TO FINANCIAL INTERMEDIARIES AND THIRD-PARTY BROKER DEALERS

In addition to the sales commissions and the distribution and service fees paid by the Fund to the Distributor for the purpose of compensating selling dealers (described above in "Investment Management and Other Services -- The Distributor"), the Distributor and/or the Adviser may make payments out of its own resources to provide additional compensation to selling dealers and other financial intermediaries who are authorized to offer and sell shares of the Fund and other mutual funds distributed by the Distributor (collectively, "Dealers"). As described in the Prospectuses, Gabelli Funds and the Distributor may use their respective past profits or other resources, without cost to the Fund or shareholders, to pay for expenses incurred in connection with providing services intended to result in the sale of shares of the Fund and/or support services that benefit shareholders, to reimburse certain expenses related to processing sales of fund shares, and to pay incentives to market the Fund or to cooperate with the Distributor's promotional efforts or in recognition of their marketing, transaction processing, and/or administrative services support (collectively, "revenue sharing payments"). This compensation is not reflected in the fees and expenses listed in the fee table section of the Prospectuses.

MARKETING SUPPORT PAYMENTS. The Distributor and/or the Adviser may make payments to certain Dealers for marketing support services, including providing periodic and ongoing education and training of Dealer personnel regarding the Fund; disseminating to Dealers personnel information and product marketing materials regarding the Fund; explaining to clients the features and characteristics of the Fund; conducting due diligence regarding the Fund; providing reasonable access to sales meetings, sales representatives and management representatives of the Dealers; granting reasonable access to the Dealers' financial advisors and consultants; furnishing marketing support and other services; and seminars for the public and advertising campaigns. These payments are generally based on a number of factors including, but not limited to, reputation in the industry, ability to attract and retain assets, target markets, customer relationships and quality of service. No one factor is determinative of the type or amount of additional compensation to be provided. Such payments may be calculated by reference to the gross sales price of shares sold by such Dealers, the net asset value of shares held by the customers of such Dealers, or otherwise.

PROCESSING SUPPORT PAYMENTS. The Distributor and/or the Adviser may make payments to certain Dealers that sell fund shares to help offset the Dealers' costs associated with client account maintenance support, statement preparation, and transaction processing. The types of payments that the Distributor may make under this category include, among others, payment of ticket charges placed by a Dealer, payment of networking fees on certain mutual fund trading systems, or one-time payments for ancillary services such as setting up the Fund on a Dealer's mutual fund trading system.

OTHER PAYMENTS. From time to time, the Distributor and/or the Adviser, at its expense, may make additional payments to Dealers that sell or provide services in connection with the sale of fund shares. Such payments by the Distributor and/or the Adviser may include payment or reimbursement to, or on behalf of, Dealers for costs associated with the purchase of products or services used in connection with sales and marketing, as well as conferences or seminars, sales or training programs for Dealer representatives and other employees, client entertainment, client and investor events, and other Dealer-sponsored events, and travel expenses, including lodging incurred by Dealer representatives and other employees in connection with training and educational meetings, client prospecting, retention and due diligence trips. Other compensation or promotional incentives may be offered to the extent not prohibited by federal or state laws or any self-regulatory agency. The Distributor may make payments for entertainment events it deems appropriate, subject to the Distributor's policies and applicable law. These payments may vary depending upon the nature of the event.

SUBACCOUNTING AND OTHER PAYMENTS. In addition to the payments described above, from time to time, the Fund, the Adviser and/or the Distributor may enter into arrangements with and pay fees to financial intermediaries that provide recordkeeping services to certain groups of investors in the Fund, including participants in retirement and benefit plans, investors in mutual fund advisory programs, and clients of financial intermediaries that operate in an omnibus environment or utilize certain National Securities Clearing Corporation networking levels (collectively referred to as "subaccounting"). The subaccounting services typically include: (a) establishing and maintaining investor accounts and records; (b) recording investor account balances and changes thereto; (c) arranging for the wiring of funds; (d) providing statements to investors; (e) furnishing proxy materials, periodic fund reports, tax reports, prospectuses and other communications to investors as required; (f) transmitting investor transaction information; (g) providing information in order to assist the Fund in its compliance with state securities laws; and (h) issuing and mailing dividend checks to investors who have selected cash distributions.

The subaccounting fees that the Fund pays are designed to be equal to or less than the fees the Fund would pay to their transfer agent for similar services. The Fund understands that, in accordance with guidance from the U.S. Department of Labor, retirement and benefit plans, sponsors of qualified retirement plans and/or recordkeepers may be required to use the fees they (or, in the case of recordkeepers, their affiliates) receive for the benefit of the retirement and benefit plans or the investors. This may take the form of recordkeepers passing the fees through to their clients or reducing the clients' charges by the amount of fees the recordkeeper receives from mutual funds.

AGREEMENTS. As of the date of this SAI, the Adviser has a number of agreements with the Dealers regarding revenue sharing payments.

For more specific information about any revenue sharing and/or subaccounting payments made to your Dealer or financial intermediary, investors should contact their investment professionals.

PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

BROKERAGE COMMISSIONS


The Fund's portfolio turnover rates for the fiscal years ended October 31, 2008, and October 31, 2009, were 130% and 97%, respectively.


The Adviser and its affiliates currently serve as investment adviser to a number of investment companies and private account clients and may in the future act as adviser to others. It is the policy of the Adviser and its affiliates to allocate investments suitable and appropriate for each such client in a manner believed by the Adviser to be equitable to each client. In making such allocations among the Fund and other client accounts, the main factors considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the Fund and other client accounts.

Under the Advisory Agreement, the Adviser is authorized on behalf of the Fund to employ brokers to effect the purchase or sale of portfolio securities with the objective of obtaining prompt, efficient, and reliable execution and clearance of such transactions at the most favorable price obtainable ("best execution") at a reasonable expense. The Adviser is permitted to (1) direct fund portfolio brokerage to Gabelli & Company, a broker-dealer affiliate of the Adviser; and
(2) pay commissions to brokers other than Gabelli & Company which are higher than might be charged by another qualified broker to obtain brokerage and/or research services considered by the Adviser to be useful or desirable for its investment management of the Fund and/or other advisory accounts under the management of the Adviser and any investment adviser affiliated with it. The Adviser does not consider the sales of shares of the Fund's by brokers, including Gabelli & Company, as a factor in its selection of brokers or dealers for the Fund's portfolio transactions and has adopted compliance policies and procedures for itself and its affiliates to prevent any such transactions on that basis.

Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions, which may vary among brokers. Transactions in securities other than those for which a securities exchange is the principal market are generally executed through the principal market maker. However, such transactions may be effected through a brokerage firm and a commission paid whenever it appears that the broker can obtain a price that is at least as favorable taking into account its commission. In general, there may be no stated commission in the case of securities traded on the over-the-counter markets, but the prices of those securities may include undisclosed commissions or markups. Option transactions will usually be effected through a broker and a commission will be charged. The Fund also expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation generally referred to as a concession or discount.

The policy of the Fund regarding purchases and sales of securities and options for its portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient execution of transactions. In seeking to implement the Fund's policies, the Adviser effects transactions with those brokers and dealers who the Adviser believes can obtain the most favorable prices and are capable of providing efficient executions. If the Adviser believes such price and execution are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or the Adviser of the type described in Section 28(e) of the Exchange Act of 1934, as amended. In doing so, the Fund may also pay higher commission rates than the lowest available when the Adviser believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investments; wire services; and appraisals or evaluations of potential and existing investments.

Research services furnished by brokers or dealers through which the Fund effect securities transactions are used by the Adviser and its advisory affiliates in carrying out their responsibilities with respect to all of their accounts over which they exercise investment discretion. Such investment information may be useful only to one or more of such other accounts. The purpose of this sharing of research information is to avoid duplicative charges for research provided by brokers and dealers. Neither the Fund nor the Adviser has any agreement or legally binding understanding with any broker or dealer regarding any specific amount of brokerage commissions which will be paid in recognition of such services. However, in determining the amount of portfolio commissions directed to such brokers or dealers, the Adviser does consider the level of services provided.

The Adviser may also place orders for the purchase or sale of portfolio securities with the Distributor when it appears that, as an introducing broker or otherwise, the Distributor can obtain a price, execution, and commission which is at least as favorable as that obtainable by other qualified brokers and at a commission rate at least as favorable as it provides to its best customers for similar transactions. As required by Rule 17e-1 under the 1940 Act, the Board has adopted policies which provide that the commissions paid to the Distributor on brokerage transactions may not exceed those which would have been charged by another qualified broker or member firm able to effect the same or a comparable transaction at an equally favorable price or those the Distributor charges its most favored customers on similar transactions. Rule 17e-1 and the policies contain requirements that the Board, including its Independent Directors, conduct periodic compliance reviews of such brokerage allocations and review such schedule at least quarterly for continuing compliance with the foregoing standard. The Adviser and the Distributor are also required to furnish reports and maintain records in connection with such reviews.

To obtain the best execution of portfolio trades on the New York Stock Exchange ("NYSE"), the Distributor controls and monitors the execution of such transactions on the floor of the NYSE through independent "floor brokers" or through the Designated Order Turnaround System of the NYSE. Such transactions are then cleared, confirmed to the Fund for the account of the Distributor, and settled directly with the Custodian of the Fund by a clearing house member firm which remits the commission less its clearing charges to the Distributor. The Distributor may also effect fund portfolio transactions in the same manner and pursuant to the same arrangements on other national securities exchanges which adopt direct access rules similar to those of the NYSE. In addition, the Distributor may directly execute transactions for the Fund on the floor of any exchange, provided: (i) the Fund's Board has expressly authorized the Distributor to effect such transactions; and (ii) the Distributor annually advises the Fund of the aggregate compensation it earned on such transactions.

During the fiscal years ended October 31, 2007, October 31, 2008, and October 31, 2009, the Fund paid the amounts indicated in brokerage commissions:

FISCAL YEAR ENDED   BROKERAGE COMMISSIONS PAID*
-----------------   ---------------------------
October 31, 2009          $   293,737
October 31, 2008          $   508,981
October 31, 2007          $ 1,466,960

----------

* Brokerage commissions may vary significantly from year to year due to a variety of factors, including the type of investments selected by the Adviser, changes in transaction costs and market conditions.

BROKERAGE TRANSACTIONS WITH AFFILIATES

To the extent permitted by law and in accordance with procedures established by the Board, the Corporation may engage in brokerage transactions with brokers that are affiliates of the Adviser, including Gabelli & Company, Inc., with brokers who are affiliates of such brokers, or with unaffiliated brokers who trade or clear through affiliates of the Adviser. The 1940 Act generally prohibits a fund from engaging in principal securities transactions with brokers that are affiliates of the Advisers or affiliates of such brokers, unless pursuant to an exemptive rule or order from the SEC. The Corporation may rely on exemptive relief from the SEC that permits mutual funds managed by the Adviser to engage in such transactions. The Corporation has adopted procedures, prescribed by the 1940 Act, which are reasonably designed to provide that any commissions or other remuneration it pays to brokers that are affiliates of the Adviser do not exceed the usual and customary broker's commission. In addition, the Corporation will adhere to the requirements under the 1934 Act governing floor trading. Also, because of securities law limitations, the Corporation will limit purchases of securities in a public offering, if such securities are underwritten by brokers that are affiliates of the Adviser or their affiliates.

During the fiscal years ended October 31, 2007, October 31, 2008, and October 31, 2009, the Fund paid the following brokerage commissions as indicated:

                        AGGREGATE       PERCENTAGE OF TOTAL   PERCENTAGE OF PRINCIPAL AMOUNT OF
                        BROKERAGE            BROKERAGE               TRANSACTIONS INVOLVING
                       COMMISSIONS        COMMISSIONS PAID        COMMISSIONS EFFECTED THROUGH
                    PAID TO GABELLI &       TO GABELLI &              GABELLI & COMPANY
FISCAL YEAR ENDED        COMPANY               COMPANY             (BASED ON DEALER AMOUNT)
-----------------   -----------------   -------------------   ---------------------------------
October 31, 2009*       $ 222,254              75.66%                     49.47%
October 31, 2008*       $ 369,038              72.51%                     21.23%
October 31, 2007*       $ 905,355              61.72%                     22.66%

----------
* Brokerage commissions may vary significantly from year to year due to a variety of factors, including the type of investments selected by the Adviser, changes in transaction costs and market conditions.

BROKERAGE TRANSACTIONS RELATING TO RESEARCH SERVICES

The Adviser has allocated brokerage commissions of $12,378 on portfolio transactions in the principal amount of $3,304,909 during the fiscal year ended October 31, 2009, to broker-dealers who provided research services to the Adviser.

INVESTMENTS IN REGULAR BROKER-DEALERS


As of October 31, 2009, the Fund did not own securities issued by its regular brokers or dealers (or by their parents).


PURCHASE AND PRICING OF SHARES

Information concerning purchase of shares of the Fund, as well as information concerning computation of net asset value per share, is set forth in the Prospectuses.

The Fund consists of five separate classes of shares: Class AAA, A, B, C and Y shares. Class B shares are no longer available for investment except through reinvestment of dividends or capital gains as described in the Class A, B, C, Y Shares Prospectus under the heading "Investing in the Fund." Each class of shares of the Fund represents an identical interest in the investment portfolio of the Fund and has the same rights, except that (i) each class may bear differing amounts of certain class-specific expenses, (ii) Class A shares are subject to an initial sales charge, a distribution fee and service fee, (iii) Class B and Class C shares are subject to a contingent deferred sales charge ("CDSC"), a distribution fee and an ongoing service fee, (iv) only Class B shares have a conversion feature; (v) the Class A, B and C shares have exclusive voting rights with respect to matters related to distribution and servicing expenditures; and (vi) Class Y shares are not subject to any sales charge or any distribution, account maintenance, or service fee. In addition, the income attributable to each class and the dividends payable on the shares of each class will be reduced by the amount of the distribution fee or service fee, if any, payable by that class. The distribution-related fees paid with respect to any class will not be used to finance the distribution expenditures of another class. Sales personnel may receive different compensation for selling different classes of shares.

Fund shares are purchased at the net asset value next determined, plus the applicable sales charge, after the application for purchase of shares is received by the Corporation's transfer agent, Boston Financial Data Services, Inc. (the "Transfer Agent"), or approved financial intermediaries. At the election of the investor, the sales charge may be imposed at the time of purchase (Class A shares) or may be deferred (Class B and Class C shares and Class A shares in excess of $1,000,000 (or $100,000, in the case of certain employee benefit plans or annuities qualified under Sections 401, 403 or 457 of the Code or participants of such plans, or $500,000, in the case of traditional Individual Retirement Accounts ("IRAs"), IRA rollovers, Coverdell Education Savings Accounts ("ESAs") or Roth IRAs) held for less than 12 months). Purchases can be made through most investment dealers who, as part of the service they provide, must transmit orders promptly.

EXEMPTIONS FROM CLASSES A, B, AND C CDSC

No CDSC will be imposed when a shareholder redeems Class A, B, or C shares in the following instances: (a) shares or amounts representing increases in the value of an account above the net cost of the investment due to increases in the net asset value per share; (b) shares acquired through reinvestment of income dividends or capital gain distributions; and (c) Class A shares purchased in the amount of $1 million or more (or $100,000, in the case of certain employee benefit plans or annuities qualified under Sections 401, 403 or 457 of the Code or participants of such plans, or $500,000, in the case of traditional IRAs, IRA rollovers, Coverdell ESAs or Roth IRAs) if held for more than 12 months, Class B shares held for more than six years, and Class C shares held for more than one year.

In determining whether the Class A, B, or C CDSC is payable, it will be assumed that shares that are not subject to a CDSC are redeemed first and that other shares are then redeemed in the order purchased.

SPECIAL FIDUCIARY RELATIONSHIPS. The CDSC will not apply with respect to purchases of Class A shares for which the selling dealer is not permitted to receive a sales load or redemption fee imposed on a shareholder with whom such dealer has a fiduciary relationship in accordance with the Employee Retirement Income Security Act and regulations thereunder. In accordance with the provisions of the CDSC exemption, such dealer agrees to the reimbursement provision described below, and no sales charge will be imposed on sales. In addition, the Distributor will pay to the selling dealer a commission described in the A, B, C, Y Shares Prospectus.

In the event of a redemption of any such shares within 12 months of purchase, the selling dealer will reimburse the Distributor for the amount of commission paid less the amount of the distribution fee with respect to such shares.

SERVICES FOR INVESTORS

For the convenience of investors, the following plans are available. Investors should realize that none of these plans can guarantee profit or insure against loss.

AUTOMATIC REINVESTMENT PLAN. All shareholders, unless they request otherwise, are enrolled in the Automatic Reinvestment Plan under which dividends and capital gain distributions on their shares are automatically reinvested in shares of the same class of the distributing fund at the net asset value per share computed on the record date of such dividends and distributions. The Automatic Reinvestment Plan may be terminated by participants or by the Corporation at any time. No sales charge is applied upon reinvestment of dividends or capital gains distributions. Dividends and capital gain distributions will be taxed the same whether distributed in cash or reinvested in additional shares.


AUTOMATIC BANK DRAFT PLAN. An Automatic Bank Draft Plan is available for investors who wish to purchase shares of the Fund in amounts of $50 or more on a regular basis by having the amount of the investment automatically deducted from the investor's checking account. There is no minimum initial investment for this Plan. Forms authorizing this service for eligible classes of shares are available from the Corporation. The Automatic Bank Draft Plan is available for Class AAA, Class A, and Class C shares.



LETTER OF INTENT INVESTMENTS. Any investor may execute a Letter of Intent covering purchases of Class A Shares at the public offering price, to be made within a period of 13 months. A reduced sales charge will be applicable to the total dollar amount of Class A shares purchased in the 13-month period. The minimum initial investment under a Letter of Intent is $1,000 or the amount indicated in the Letter of Intent.


Investors wishing to enter into a Letter of Intent in conjunction with their investment in Class A shares of the Fund should complete the appropriate portion of the new account application.

RIGHT OF ACCUMULATION DISCOUNT. Investors who make an additional purchase of Class A shares of the Fund which, when combined with the value of their existing aggregate holdings of Class A shares of the Fund and any other Class A Shares of funds within the GAMCO/Gabelli fund complex, each calculated at the then applicable net asset value per share or the initial purchase price less any redemptions, whichever is higher, at the time of the additional purchase, will be entitled to the reduced sales charge shown under "How Sales Charges Are Calculated -- Class A Shares" in the Class A, B, C, Y Shares Prospectus on the full amount of each additional purchase. For purposes of determining the discount, holdings of fund shares of the investor's spouse, immediate family or accounts controlled by the investor, whether as a single investor or trustee of, pooled and similar accounts, will be aggregated upon notification of applicable accounts from the investor.

AUTOMATIC CASH WITHDRAWAL PLAN. Investors may automatically redeem shares on a monthly, quarterly, semi-annual, or annual basis if you have at least $10,000 in your account and if your account is directly registered with the Transfer Agent.

Since withdrawal payments may include a return of principal, redemptions for the purpose of making such payments may reduce or even use up the investment, depending upon the size of the payments and the fluctuations of the market price of the underlying fund securities. For this reason, the payments cannot be considered as a yield of income on the investment.

RETIREMENT PLANS. The Corporation offers various Retirement Plans: IRAs (generally for all individuals with employment income); 403(b)(7) plans (for employees of certain tax-exempt organizations and schools); and corporate pension and profit sharing (including 401(k)) plans. For full details as to these plans, you should request a copy of the plan document from the Transfer Agent. After reading the plan, you may wish to consult a competent financial or tax advisor if you are uncertain that the plan is appropriate for your needs.

CONVERSION OF CLASS B SHARES

Class B shares will automatically convert to Class A shares of the Fund eight years after the end of the calendar month in which the first purchase order for Class B shares was accepted, on the basis of the relative net asset values of the two classes and subject to the following terms: Class B shares acquired through the reinvestment of dividends and other distributions ("reinvested Class B shares") will be converted to Class A shares on a pro rata basis only when Class B shares not acquired through reinvestment of dividends or other distributions ("purchased Class B shares") are converted. The portion of reinvested Class B shares to be converted will be determined by the ratio that the purchased Class B shares eligible for conversion bear to the total amount of purchased Class B shares eligible in the shareholder's account. For the purposes of calculating the holding period for conversion of Class B shares, the date of initial issuance means the sooner of:
(a) the date on which the issuance of Class B shares occurred, or (b) for Class B shares obtained by an exchange or series of exchanges, the date on which the issuance of the original Class B shares occurred. This conversion to Class A shares will relieve Class B shares that have been outstanding for at least eight years (a period of time sufficient for the Distributor to have been compensated for distribution expenses related to such Class B shares) from the higher ongoing distribution fee paid by Class B shares. Only Class B shares have this conversion feature.

REDEMPTIONS OF SHARES

Payment for redeemed shares is ordinarily made within seven days after receipt by the Transfer Agent of redemption instructions in proper form. The redemption privilege may be suspended or payment may be postponed for more than seven days during any period when: (1) the NYSE is closed other than for customary weekend or holiday closings or trading thereon is restricted as determined by the SEC;
(2) an emergency, as defined by the SEC, exists making trading of fund securities or valuation of net assets not reasonably practicable; or (3) the SEC has by order permitted such suspension or delay.

As more fully described in the Prospectuses, a fee of 2% of the current net asset value of the shares being redeemed may be assessed and retained by the Fund under certain circumstances.

The Corporation reserves the right to redeem an account at its option upon not less than 45 days' written notice if an account's net asset value is $500 or less and remains so during the notice period.

REDEMPTIONS IN KIND

The Corporation's Articles of Incorporation provide that it may redeem its shares in cash or wholly or in part in securities or other assets of the Corporation. To date, all redemptions have been made in cash, and the Corporation anticipates that all redemptions will be made in cash in the future. The Corporation has elected, pursuant to Rule 18f-1 under the 1940 Act, to commit itself to pay in cash all requests for redemption by any shareholder of record, limited in amount with respect to each shareholder during any 90-day period to the lesser of: (i) $250,000; or (ii) 1% of the net asset value of the Corporation at the beginning of such period. If shares are redeemed through a distribution of the recipient would incur brokerage commissions upon the sale of such securities.

DETERMINATION OF NET ASSET VALUE

The Corporation will offer and sell its shares for cash or securities based on the Fund's net asset value per share, which will be determined in the manner set forth below. Shares of the Fund will be issued to a shareholder upon receipt of such consideration.

Net asset value per share is calculated separately for each class of the Fund. The NAV of Class B and C shares, as applicable, of the Fund will generally be lower than the NAV of Class AAA, Class A, and Class Y, as applicable, as a result of the higher service and distribution-related fees to which Class B and Class C shares are subject. It is expected, however, that the NAV per share of each class will tend to converge immediately after the recording of dividends, if any, which will differ by approximately the amount of the distribution and/or service fee expense accrual differential among the classes.

For purposes of determining the Fund's NAV per share, portfolio securities for which market quotations are readily available are valued at their current market value. Portfolio securities for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to policies and procedures approved by the Board. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market's official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by the Adviser.

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board whenever the Fund concludes that occurrences after such closing times may have more than a minimal effect on the value of its portfolio. Debt instruments with remaining maturities of 60 days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities' fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than 60 days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded.

When a market price is not readily available, a portfolio security is valued at its fair value, as determined in good faith under procedures established by the Board. In determining fair value, the Fund's pricing procedures establish a process and methodology to be employed by the Adviser in attempting to ascertain, in good faith, fair value. Fair value is defined as the amount for which securities could be sold in an orderly disposition over a reasonable period of time, taking into account the nature of the security. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons to the valuation and changes in valuation of similar securities, including a comparison of foreign securities to the equivalent U.S. dollar value ADR securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security. Fair value pricing, however, involves judgments that are inherently subjective and inexact, since fair valuation procedures are used only when it is not possible to be sure what value should be attributed to a particular security or when an event will affect the market price of a security and to what extent. As a result, there can be no assurance that fair value pricing will reflect actual market value and it is possible that the fair value determined for a security will be materially different from the value that actually could be or is realized upon the sale of that security. The Board will review the Adviser's fair value determinations periodically. The value of the Fund's portfolio may change on days the Fund is closed and on which you are not able to purchase or sell your shares.

The Fund may obtain valuations on the basis of prices provided by a pricing service approved by the Board. All other securities, including restricted and not readily marketable securities, are valued in good faith at fair value under procedures established by and under the general supervision and responsibility of the Board. Further information on fair valuation is provided in the Fund's Prospectuses under "Pricing of Fund Shares."

NYSE CLOSINGS. The holidays (as observed) on which the NYSE is closed, and therefore days upon which shareholders cannot redeem shares, currently are: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day and on the preceding Friday or subsequent Monday when a holiday falls on a Saturday or Sunday, respectively.


DIVIDENDS, DISTRIBUTIONS, AND TAXES


The Fund expects to annually satisfy the requirements to be treated as a regulated investment company (`RIC") under Subchapter M of the Code described below under "Qualification as a Regulated Investment Company," and thus the Fund expects that it will not be subject to federal income tax on its net investment income or net realized capital gains that it timely distributes to its shareholders. Certain technical rules are prescribed for computing net investment income and net capital gains. For example, dividends are generally treated as received on the ex-dividend date. Also, certain foreign currency losses and capital losses attributable to transactions after October 31 of a given year may be treated as arising on the first day of the next taxable year.

BACKUP WITHHOLDING. The Fund is required to withhold (currently at a rate of 28%) on all dividends, capital gain distributions and redemption proceeds otherwise payable to individuals and certain other non-corporate shareholders who do not provide the Fund or Adviser with a correct taxpayer identification number. Withholding at that rate also is required from dividends and capital gain distributions otherwise payable to those shareholders who are subject to backup withholding for any other reason.

REDEMPTION OF FUND SHARES. A shareholder's redemption of fund shares may result in a taxable gain or loss, depending on whether the shareholder receives more or less than his or her adjusted basis in the shares. In addition, if the Fund's shares are bought (including shares bought pursuant to the Automatic Reinvestment Plan) within 30 days before or after redeeming other shares of the Fund at a loss, all or a portion of that loss will not be deductible and will increase the basis in the newly purchased shares.


CLASS A SHAREHOLDERS. A special tax rule applies when a shareholder redeems Class A shares within 90 days of purchase and subsequently acquires Class A shares of the Fund or another Gabelli Fund without paying a sales charge due to the 90-day reinstatement privilege. In these cases, any gain on the redemption of the original Class A shares would be increased, or any loss would be decreased, by the amount of the sales charge paid when those shares were bought, and that amount would increase the basis in the Enterprise Fund shares subsequently acquired.


CONVERSION OF CLASS B SHARES. A shareholder will recognize no gain or loss as a result of a conversion of Class B shares to Class A shares.

QUALIFICATION AS A REGULATED INVESTMENT COMPANY. The Fund has elected to be, and intends to continue to qualify each taxable year for treatment as, a RIC. To so qualify, the Fund must distribute to its shareholders for each taxable year at least 90% of its investment company income (consisting generally of net investment income, the excess of net short-term capital gain over net long-term capital loss and net gain from certain foreign currency transactions, all determined without regard to any deduction for dividends paid) and at least 90% of its net tax-exempt income, if any ("Distribution Requirement"). The Fund also must meet several additional requirements, including the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in securities or those currencies, and net income from an interest in a "qualified publicly traded partnership" ("QPTP") ("Income Requirement"); (2) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities that are limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities (equity securities of QPTPs being considered voting securities for these purposes); and
(3) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in (a) securities (other than U.S. government securities or the securities of other RICs) of any one issuer,
(b) securities (other than securities of other RICs) of two or more issuers the Fund controls (by owning at least 20% of the issuer's outstanding voting securities) that are engaged in the same, similar or related trades, or businesses or (c) securities of one or more QPTPs.

If the Fund failed to qualify for treatment as a RIC for any taxable year, (1) it would be taxed as an ordinary corporation on its taxable income for that year without being able to deduct the distributions it makes to its shareholders and
(2) the shareholders would treat all those distributions, including distributions that otherwise would be distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), as dividends to the extent of the Fund's earnings and profits, taxable as ordinary income (except that under current law, for individual shareholders, the part thereof that is "qualified dividend income" ("QDI") as described in the Prospectuses) would be subject to federal income tax at the rate for net capital gain -- a maximum of 15%); such dividends would be eligible for the dividends-received deduction available to corporations under certain circumstances. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before re-qualifying for RIC treatment.

DISTRIBUTIONS. Dividends and other distributions the Fund declares in October, November, or December of any year that are payable to its shareholders of record on a date in any of those months will be deemed to have been paid by the Fund and received by the shareholders on December 31 of that year if the Fund pays the distributions during the following January.

A portion of the dividends from the Fund (whether paid in cash or in additional fund shares) may be QDI and also may be eligible for the dividends-received deduction allowed to corporations. The eligible portion for the Fund may not exceed the aggregate dividends it receives from most U.S. corporations and, in the case of QDI, certain foreign corporations (and capital gain distributions thus are not eligible for the QDI or deduction). However, dividends a corporate shareholder receives and deducts pursuant to the dividends-received deduction are subject indirectly to the federal alternative minimum tax.

If fund shares are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received thereon.

Investors should consult a tax adviser concerning the federal, state, and local consequences of an investment in the Fund.

TAXATION OF FUND OPERATIONS. The Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all (98%) of its (1) ordinary income for the calendar year and (2) capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts from previous years that were undistributed and untaxed, if any.

Dividends and interest the Fund receives, and gains it realizes on foreign securities, may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the return on its securities. Tax conventions between certain countries and the United States, however, may reduce or eliminate those taxes, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

The Fund may invest in the stock of PFIC. A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests:
(1) at least 75% of its gross income for the taxable year is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, the Fund will be subject to federal income tax on a portion of any "excess distribution" it receives on the stock of a PFIC or of any gain from disposition of that stock (collectively "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. The Fund's distributions attributable to PFIC income will not be eligible for the 15% maximum federal income tax rate on QDI.

If the Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then in lieu of the foregoing tax and interest obligation, the Fund would be required to include in income each taxable year its pro rata share of the QEF's annual ordinary earnings and net capital gain (which the Fund likely would have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax), even if the QEF does not distribute those earnings and gain to the Fund. In most instances it will be very difficult, if not impossible, to make this election because of certain of its requirements.

The Fund may elect to "mark to market" its stock in any PFIC. "Marking-to-market," in this context, means including in gross income (as ordinary income) each taxable year the excess, if any, of the fair market value of a PFIC's stock over the Fund's adjusted basis therein as of the end of that year. Pursuant to the election, the Fund also would be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock the Fund included in income for prior taxable years under the election. The Fund's adjusted basis in each PFIC's stock with respect to which it has made the election will be adjusted to reflect the amounts of income included and deductions taken thereunder.

Investors should be aware that the Fund may not be able, at the time it acquires a foreign corporation's shares, to ascertain whether the corporation is a PFIC and that a foreign corporation may become a PFIC after the Fund acquires shares therein. While the Fund generally will seek to avoid investing in PFIC shares to avoid the tax consequences detailed above, there are no guarantees that it will be able to do so, and the Fund reserves the right to make such investments as a matter of its investment policy.

The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the amount, character, and timing of recognition of the gains and losses the Fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures, and forward contracts the Fund derives with respect to its business of investing in securities or foreign currencies, will be treated as qualifying income under the Income Requirement.

Certain futures contracts (other than "securities futures contracts," as defined in section 1234B(c) of the Code), foreign currency contracts and "non-equity" options (i.e., certain listed options, such as those on a "broad-based" securities index) in which the Fund may invest may be subject to section 1256 of the Code ("section 1256 contracts"). Any section 1256 contracts the Fund holds at the end of its taxable year generally must be "marked-to-market" (that is, treated as having been sold at that time for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. These rules may operate to increase the amount that the Fund must distribute to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain), which will be taxable to the shareholders as ordinary income, and to increase the net capital gain the Fund recognizes, without in either case increasing the cash available to the Fund. The Fund may elect not to have the foregoing rules apply to any "mixed straddle" (that is, a straddle, clearly identified by the Fund in accordance with the Treasury Regulations, at least one (but not all) of the positions of which are section 1256 contracts), although doing so may have the effect of increasing the relative proportion of net short-term capital gain and thus increasing the amount of ordinary income dividends that must be distributed.

Gains or losses (1) from the disposition of foreign currencies, including forward contracts, (2) on the disposition of each foreign-currency-denominated debt security that are attributable to fluctuations in the value of the foreign currency between the dates of acquisition and disposition of the security and
(3) that are attributable to exchange rate fluctuations between the time the Fund accrues interest, dividends or other receivables, or expenses or other liabilities, denominated in a foreign currency and the time the Fund actually collects the receivables or pays the liabilities, generally will be treated as ordinary income or loss. These gains or losses will increase or decrease the amount of the Fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of its net capital gain. If these losses exceed other investment company taxable income during a taxable year, the Fund would not be able to distribute any dividends, and any distributions made during that year before the losses were realized would be re-characterized as a return of capital to shareholders, rather than as a dividend, thereby reducing each shareholder's basis in his or her fund shares.


Offsetting positions in any actively traded security, option, futures, or forward contract the Fund enters into or holds may constitute a "straddle" for federal income tax purposes. Straddles are subject to certain rules that may affect the amount, character, and timing of the Fund's gains and losses with respect to positions of the straddle by requiring, among other things, that (1) loss realized on disposition of one position of a straddle be deferred to the extent of any unrealized gain in an offsetting position until the latter position is disposed of, (2) the Fund's holding period in certain straddle positions do not begin until the straddle is terminated (possibly resulting in gain being treated as short-term rather than long-term capital gain) and (3) losses recognized with respect to certain straddle positions, that otherwise would constitute short-term capital losses, will be treated as long-term capital losses. Applicable regulations also provide certain "wash sale" rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and "short sale" rules applicable to straddles. Different elections are available to the Fund, which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles.



When a covered call option written (sold) by the Fund expires, it will realize a short-term capital gain equal to the amount of the premium it received for writing the option. When the Fund terminates its obligations under such an option by entering into a closing transaction, it will realize a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less (or more) than the premium it received when it wrote the option. When a covered call option written by the Fund is exercised, the Fund will be treated as having sold the underlying security, producing long-term or short-term capital gain or loss; depending on the holding period of the underlying security and whether the sum of the option price received on the exercise plus the premium received when it wrote the option is more or less than the underlying security's basis.

If the Fund has an "appreciated financial position" -- generally, an interest (including an interest through an option, futures or forward contract or short sale) with respect to any stock, debt instrument (other than "straight debt") or partnership interest the fair market value of which exceeds its adjusted basis-and enters into a "constructive sale" of the position, the Fund will be treated as having made an actual sale thereof, with the result that gain will be recognized at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or a futures or forward currency contract the Fund or a related person enters into with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to the Fund's transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Fund's risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).


If the Fund acquires zero coupon or other securities issued with OID and/or TIIS, on which principal is adjusted based on changes in the Consumer Price Index, must include in its gross income the OID that accrues on those securities, and the amount of any principal increases on TIIS, during the taxable year, even if the Fund receives no corresponding payment on them during the year. The Fund has elected similar treatment with respect to securities purchased at a discount from their face value ("market discount"). Because the Fund annually must distribute substantially all of its investment company taxable income, including any accrued OID, market discount and other non-cash income, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, it may be required in a particular year to distribute as dividends an amount that is greater than the total amount of cash it actually receives. Those distributions would have to be made from the Fund's cash assets or from the proceeds of sales of portfolio securities, if necessary. The Fund might realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.



DESCRIPTION OF THE FUND SHARES


CAPITAL STOCK


The authorized capital stock of the Corporation consists of 600,000,000 shares of Class AAA, Class A, Class B, Class C, and Class Y Common Stock, par value $.001 per share. The shares of Common Stock may be divided into series with each series representing a separate fund. The Board may determine the number of authorized shares for each series and to create any new series of Common Stock. New classes may be authorized by the Board from time to time as new funds with separate investment objectives and policies are established.


Each class of shares is entitled to participate in dividends and distributions declared by the Fund and in net assets of the Fund upon liquidation or dissolution remaining after satisfaction of outstanding liabilities, except that each class will bear its own distribution and shareholder servicing charges. The shares of the Fund, when issued, will be fully paid and nonassessable, have no preference, preemptive, conversion (except as described above), exchange or similar rights, and will be freely transferable. Holders of shares of the Fund are entitled to redeem their shares as set forth in the Prospectuses. The rights of redemption and conversion rights are described elsewhere herein and in the Prospectuses.

CLASSES OF SHARES. The Fund consists of Class AAA Shares, Class A shares, Class B shares, Class C shares, and Class Y shares. A share of each class of the Fund represents an identical interest in the Fund's investment portfolio and has the same rights, privileges, and preferences. However, each class may differ with respect to sales charges, if any, distribution and/or service fees, if any, other expenses allocable exclusively to each class, and voting rights on matters exclusively affecting that class. The different sales charges and other expenses applicable to the different classes of shares of the Fund will affect the performance of those classes. Each share of the Fund is entitled to participate equally in dividends, other distributions, and the proceeds of any liquidation of the Fund. However, due to the differing expenses of the classes, dividends and liquidation proceeds on Class AAA, Class A, Class B, Class C, and Class Y shares will differ.

VOTING RIGHTS. Shareholders of the Fund are entitled to one vote for each full share held and fractional votes for fractional shares held. Voting rights are not cumulative and, as a result, the holders of more than 50% of all the shares of the Fund as a group may elect all of the Directors of the Corporation. The shares of each series of the Corporation will be voted separately, except when an aggregate vote of all the series of the Corporation is required by law.

SHAREHOLDER MEETINGS. The Corporation does not hold annual meetings. Shareholders of record of no less than two-thirds of the outstanding shares of the Corporation may remove a Director through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. A meeting will be called to vote on the removal of a Director at the written request of holders of 25% of the outstanding shares of the Corporation.

CLASS-SPECIFIC EXPENSES. The Fund may determine to allocate certain of its expenses (in addition to service and distribution fees) to the specific classes of its shares to which those expenses are attributable. For example, Class B and Class C shares bear higher transfer agency fees per shareholder account than those borne by Class AAA, Class A, or Class Y shares. The higher fee is imposed due to the higher costs incurred by the transfer agent in tracking shares subject to a contingent deferred sales charge because, upon redemption, the duration of the shareholder's investment must be determined in order to determine the applicable charge. Although the transfer agency fee will differ on a per account basis as stated above, the specific extent to which the transfer agency fees will differ between the classes as a percentage of net assets is not certain, because the fee as a percentage of net assets will be affected by the number of shareholder accounts in each class and the relative amounts of net assets in each class.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


PricewaterhouseCoopers LLP, independent registered public accounting firm, is responsible for auditing the Fund's annual financial statements.


CUSTODIAN

JPMorgan Chase Bank ("Chase"), 4 Chase MetroTech Center, Brooklyn, New York 11245, serves as custodian of the Corporation's portfolio securities and other assets. Under the terms of the custody agreement between the Corporation and Chase, Chase maintains cash, securities and other assets of the Fund. Chase is also required, upon the order of the Corporation, to deliver securities held by Chase, and to make payments for securities purchased by the Corporation. Chase has also entered into sub-custodian agreements with a number of foreign banks and clearing agencies, pursuant to which portfolio securities purchased outside the U.S. are maintained in the custody of these entities.

TRANSFER AGENT

Boston Financial Data Services, Inc., 330 West 9th Street, Kansas City, Missouri 64105, serves as the transfer agent and dividend disbursing agent for the Corporation.

COUNSEL

Paul, Hastings, Janofsky & Walker LLP, 75 East 55th Street, New York, New York 10022, serves as the Corporation's legal counsel.

FINANCIAL STATEMENTS


The Fund's financial statements for the fiscal year ended October 31, 2009, including the Report of PricewaterhouseCoopers LLP, independent registered public accounting firm, are incorporated by reference to the Fund's 2009 Annual Report to Shareholders. You may request a copy of the Annual Report at no charge by calling 800-GABELLI (800-422-3554) or through the internet at www.gabelli.com. PricewaterhouseCoopers LLP provides audit services, tax preparation and assistance and consultation in connection with certain SEC filings.

                                   APPENDIX A

                      DESCRIPTION OF CORPORATE DEBT RATINGS

MOODY'S INVESTORS SERVICE, INC.

Aaa: Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A: Obligations rated A are considered as upper-medium grade and are subject to low credit risk.

Baa: Obligations rated Baa are subject to moderate credit risk. They are considered medium grade and as such may possess certain speculative characteristics.

Ba: Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B: Obligations rated B are considered speculative and are subject to very high credit risk.

Caa: Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with little prospect of recovery of principal and interest.

C: Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principle or interest.

Unrated: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

1.    An application for rating was not received or accepted.

2. The issue or issuer belongs to a group of securities that are not rated as a matter of policy.

3.    There is a lack of essential data pertaining to the issue or issuer.

4. The issue was privately placed, in which case the rating is not published in Moody's Investors Service, Inc.'s publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Note: Moody's may apply numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR'S RATINGS SERVICES ("S&P")

AAA: An obligation rated `AAA' has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated `AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated `A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated `BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB,B, Obligations rated `BB', `B', `CCC', `CC', and `C' are regarded as having CCC, significant speculative characteristics. `BB' indicates the least degree CC,C of speculation and `C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

C1: The rating C1 is reserved for income bonds on which no interest is being paid.

D: Bonds rated D are in payment default, and payment of interest and/or repayment of principal is in arrears.

Plus (+) or The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative Minus (-) standing within the major rating categories.

NR: Indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

DESCRIPTION OF S&P AND MOODY'S COMMERCIAL PAPER RATINGS:

      The designation A-1 by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus sign designation. Capacity for timely payment on issues with an A-2 designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

      The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody's. Issuers of P-1 paper must have a superior capacity for repayment of short-term promissory obligations, and ordinarily will be evidenced by leading market positions in well established industries, high rates of return of funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity.

                                       A-2